+ADwAIQ-doctype html public +ACI--//IETF//DTD HTML//EN+ACIAPg- +ADw-html xmlns:v+AD0AIg-urn:schemas-microsoft-com:vml+ACI- xmlns:o+AD0AIg-urn:schemas-microsoft-com:office:office+ACI- xmlns:w+AD0AIg-urn:schemas-microsoft-com:office:word+ACI- xmlns+AD0AIg-http://www.w3.org/TR/REC-html40+ACIAPg- +ADw-head+AD4- +ADw-meta http-equiv+AD0-Content-Type content+AD0AIg-text/html+ADs- charset+AD0-utf-7+ACIAPg- +ADw-meta name+AD0-ProgId content+AD0-Word.Document+AD4- +ADw-meta name+AD0-Generator content+AD0AIg-Microsoft Word 9+ACIAPg- +ADw-meta name+AD0-Originator content+AD0AIg-Microsoft Word 9+ACIAPg- +ADw-link rel+AD0-File-List href+AD0AIg-./m114051+AF8-files/filelist.xml+ACIAPg- +ADw-link rel+AD0-Edit-Time-Data href+AD0AIg-./m114051+AF8-files/editdata.mso+ACIAPg- +ADwAIQ---+AFs-if +ACE-mso+AF0APg- +ADw-style+AD4- v+AFw-:+ACo- +AHs-behavior:url(+ACM-default+ACM-VML)+ADsAfQ- o+AFw-:+ACo- +AHs-behavior:url(+ACM-default+ACM-VML)+ADsAfQ- w+AFw-:+ACo- +AHs-behavior:url(+ACM-default+ACM-VML)+ADsAfQ- ..shape +AHs-behavior:url(+ACM-default+ACM-VML)+ADsAfQ- +ADw-/style+AD4- +ADwAIQBb-endif+AF0---+AD4- +ADw-title+AD4-Features of the Transaction+ADw-/title+AD4- +ADwAIQ---+AFs-if gte mso 9+AF0APgA8-xml+AD4- +ADw-o:DocumentProperties+AD4- +ADw-o:Author+AD4-Word Processing Scanner+ADw-/o:Author+AD4- +ADw-o:Template+AD4-Normal+ADw-/o:Template+AD4- +ADw-o:LastAuthor+AD4-kubalan+ADw-/o:LastAuthor+AD4- +ADw-o:Revision+AD4-3+ADw-/o:Revision+AD4- +ADw-o:TotalTime+AD4-3+ADw-/o:TotalTime+AD4- +ADw-o:LastPrinted+AD4-2004-07-21T20:09:00Z+ADw-/o:LastPrinted+AD4- +ADw-o:Created+AD4-2004-07-21T19:56:00Z+ADw-/o:Created+AD4- +ADw-o:LastSaved+AD4-2004-07-21T20:09:00Z+ADw-/o:LastSaved+AD4- +ADw-o:Pages+AD4-2+ADw-/o:Pages+AD4- +ADw-o:Words+AD4-1196+ADw-/o:Words+AD4- +ADw-o:Characters+AD4-6581+ADw-/o:Characters+AD4- +ADw-o:Company+AD4-McKee Nelson LLP+ADw-/o:Company+AD4- +ADw-o:Lines+AD4-329+ADw-/o:Lines+AD4- +ADw-o:Paragraphs+AD4-286+ADw-/o:Paragraphs+AD4- +ADw-o:CharactersWithSpaces+AD4-8375+ADw-/o:CharactersWithSpaces+AD4- +ADw-o:Version+AD4-9.7616+ADw-/o:Version+AD4- +ADw-/o:DocumentProperties+AD4- +ADw-/xml+AD4APAAhAFs-endif+AF0---+AD4- +ADw-style+AD4- +ADwAIQ--- /+ACo- Font Definitions +ACo-/ +AEA-font-face +AHs-font-family:Helvetica+ADs- panose-1:0 0 0 0 0 0 0 0 0 0+ADs- mso-font-charset:0+ADs- mso-generic-font-family:swiss+ADs- mso-font-format:other+ADs- mso-font-pitch:variable+ADs- mso-font-signature:3 0 0 0 1 0+ADsAfQ- +AEA-font-face +AHs-font-family:+ACI-Times New Roman Bold+ACIAOw- panose-1:0 0 0 0 0 0 0 0 0 0+ADs- mso-font-alt:+ACI-Times New Roman+ACIAOw- mso-font-charset:0+ADs- mso-generic-font-family:roman+ADs- mso-font-format:other+ADs- mso-font-pitch:auto+ADs- mso-font-signature:3 0 0 0 1 0+ADsAfQ- +AEA-font-face +AHs-font-family:+ACI-Arial Unicode MS+ACIAOw- panose-1:2 11 6 4 2 2 2 2 2 4+ADs- mso-font-charset:128+ADs- mso-generic-font-family:swiss+ADs- mso-font-pitch:variable+ADs- mso-font-signature:-1 -369098753 63 0 4129023 0+ADsAfQ- +AEA-font-face +AHs-font-family:+ACIAXABA-Arial Unicode MS+ACIAOw- panose-1:2 11 6 4 2 2 2 2 2 4+ADs- mso-font-charset:128+ADs- mso-generic-font-family:swiss+ADs- mso-font-pitch:variable+ADs- mso-font-signature:-1 -369098753 63 0 4129023 0+ADsAfQ- +AEA-font-face +AHs-font-family:TimesNewRoman+ADs- panose-1:0 0 0 0 0 0 0 0 0 0+ADs- mso-font-charset:0+ADs- mso-generic-font-family:roman+ADs- mso-font-format:other+ADs- mso-font-pitch:auto+ADs- mso-font-signature:3 0 0 0 1 0+ADsAfQ- /+ACo- Style Definitions +ACo-/ p.MsoNormal, li.MsoNormal, div.MsoNormal +AHs-mso-style-parent:+ACIAIgA7- margin:0in+ADs- margin-bottom:.0001pt+ADs- mso-pagination:widow-orphan+ADs- font-size:12.0pt+ADs- font-family:+ACI-Arial Unicode MS+ACIAOwB9- p +AHs-margin-right:0in+ADs- mso-margin-top-alt:auto+ADs- mso-margin-bottom-alt:auto+ADs- margin-left:0in+ADs- mso-pagination:widow-orphan+ADs- font-size:12.0pt+ADs- font-family:+ACI-Arial Unicode MS+ACIAOwB9- +AEA-page Section1 +AHs-size:595.3pt 841.9pt+ADs- margin:1.0in 1.25in 1.0in 1.25in+ADs- mso-header-margin:.5in+ADs- mso-footer-margin:.5in+ADs- mso-paper-source:0+ADsAfQ- div.Section1 +AHs-page:Section1+ADsAfQ- --+AD4- +ADw-/style+AD4- +ADwAIQ---+AFs-if gte mso 9+AF0APgA8-xml+AD4- +ADw-o:shapedefaults v:ext+AD0AIg-edit+ACI- spidmax+AD0AIg-1027+ACI-/+AD4- +ADw-/xml+AD4APAAhAFs-endif+AF0---+AD4APAAh---+AFs-if gte mso 9+AF0APgA8-xml+AD4- +ADw-o:shapelayout v:ext+AD0AIg-edit+ACIAPg- +ADw-o:idmap v:ext+AD0AIg-edit+ACI- data+AD0AIg-1+ACI-/+AD4- +ADw-/o:shapelayout+AD4APA-/xml+AD4APAAhAFs-endif+AF0---+AD4- +ADw-meta name+AD0-author content+AD0AIg-Authorized User+ACIAPg- +ADw-meta name+AD0-date content+AD0AIg-07/21/2004+ACIAPg- +ADw-/head+AD4- +ADw-body lang+AD0-EN-US style+AD0-'tab-interval:.5in'+AD4- +ADw-div class+AD0-Section1+AD4- +ADw-p style+AD0-'margin:0in+ADs-margin-bottom:.0001pt+ADs-line-height:9.0pt'+AD4APA-b+AD4APA-span style+AD0-'font-size:7.0pt+ADs-font-family:Helvetica+ADs-mso-bidi-font-family:Helvetica+ADs- color:black'+AD4-All information in this Term Sheet, whether regarding assets backing any securities discussed herein or otherwise, will be superseded by the information contained in the final prospectus.+ADw-/span+AD4APA-/b+AD4APA-span style+AD0-'font-size:7.0pt+ADs-font-family:Helvetica+ADs-mso-bidi-font-family:Helvetica+ADs- color:black'+AD4APA-o:p+AD4APA-/o:p+AD4APA-/span+AD4APA-/p+AD4- +ADw-p style+AD0-'margin:0in+ADs-margin-bottom:.0001pt+ADs-text-indent:12.0in+ADs-line-height:12.0pt'+AD4APA-b+AD4APA-span style+AD0-'font-size:10.0pt+ADs-font-family:Helvetica+ADs-mso-bidi-font-family:Helvetica+ADs- color:black'+AD4-JJuly 19, 2004+ADw-/span+AD4APA-/b+AD4APA-span style+AD0-'font-size:7.0pt+ADs-font-family: Helvetica+ADs-mso-bidi-font-family:Helvetica+ADs-color:black'+AD4APA-o:p+AD4APA-/o:p+AD4APA-/span+AD4APA-/p+AD4- +ADw-div style+AD0-'border:solid black 1.5pt+ADs-padding:3.0pt 3.0pt 3.0pt 3.0pt'+AD4- +ADw-p align+AD0-center style+AD0-'margin:0in+ADs-margin-bottom:.0001pt+ADs-text-align:center+ADs- line-height:15.0pt+ADs-border:none+ADs-mso-border-alt:solid black 1.5pt+ADs-padding:0in+ADs- mso-padding-alt:3.0pt 3.0pt 3.0pt 3.0pt'+AD4APA-b+AD4APA-span style+AD0-'font-size:13.0pt+ADs- font-family:Helvetica+ADs-mso-bidi-font-family:Helvetica+ADs-color:black'+AD4-Preliminary Structural and Collateral Term Sheet+ADw-/span+AD4APA-/b+AD4APA-span style+AD0-'font-size:13.0pt+ADs- font-family:Helvetica+ADs-mso-bidi-font-family:Helvetica+ADs-color:black'+AD4APA-o:p+AD4APA-/o:p+AD4APA-/span+AD4APA-/p+AD4- +ADw-/div+AD4- +ADw-p align+AD0-center style+AD0-'margin:0in+ADs-margin-bottom:.0001pt+ADs-text-align:center+ADs- line-height:12.0pt'+AD4APA-span style+AD0-'font-size:1.0pt+ADs-font-family:Helvetica+ADs- mso-bidi-font-family:Helvetica+ADs-color:black'+AD4APAAhAFs-if +ACE-supportEmptyParas+AF0APgAm-nbsp+ADsAPAAhAFs-endif+AF0APgA8-o:p+AD4APA-/o:p+AD4APA-/span+AD4APA-/p+AD4- +ADw-p align+AD0-center style+AD0-'margin:0in+ADs-margin-bottom:.0001pt+ADs-text-align:center+ADs- line-height:14.0pt'+AD4APA-b+AD4APA-span style+AD0-'font-family:Helvetica+ADs-mso-bidi-font-family: Helvetica+ADs-color:black'+AD4AJA-432,764,000 (Approximate) of Senior Certificates+ADw-/span+AD4APA-/b+AD4APA-span style+AD0-'font-family:Helvetica+ADs-mso-bidi-font-family:Helvetica+ADs-color:black'+AD4APA-o:p+AD4APA-/o:p+AD4APA-/span+AD4APA-/p+AD4- +ADw-p align+AD0-center style+AD0-'margin:0in+ADs-margin-bottom:.0001pt+ADs-text-align:center+ADs- line-height:14.0pt'+AD4APA-b+AD4APA-span style+AD0-'font-family:Helvetica+ADs-mso-bidi-font-family: Helvetica+ADs-color:black'+AD4-GSR Mortgage Loan Trust 2004-8F+ADw-/span+AD4APA-/b+AD4APA-span style+AD0-'font-family:Helvetica+ADs-mso-bidi-font-family:Helvetica+ADs-color:black'+AD4APA-o:p+AD4APA-/o:p+AD4APA-/span+AD4APA-/p+AD4- +ADw-p align+AD0-center style+AD0-'margin:0in+ADs-margin-bottom:.0001pt+ADs-text-align:center+ADs- line-height:14.0pt'+AD4APA-b+AD4APA-span style+AD0-'font-family:Helvetica+ADs-mso-bidi-font-family: Helvetica+ADs-color:black'+AD4-GS Mortgage Securities Corp., Depositor+ADw-/span+AD4APA-/b+AD4APA-span style+AD0-'font-family:Helvetica+ADs-mso-bidi-font-family:Helvetica+ADs-color:black'+AD4APA-o:p+AD4APA-/o:p+AD4APA-/span+AD4APA-/p+AD4- +ADw-p align+AD0-center style+AD0-'margin:0in+ADs-margin-bottom:.0001pt+ADs-text-align:center+ADs- line-height:12.0pt'+AD4APA-b+AD4APA-span style+AD0-'font-size:10.0pt+ADs-font-family:Helvetica+ADs- mso-bidi-font-family:Helvetica+ADs-color:black'+AD4-Mortgage Pass-Through Certificates, Series 2004-8F+ADw-/span+AD4APA-/b+AD4APA-span style+AD0-'font-size:10.0pt+ADs-font-family:Helvetica+ADs- mso-bidi-font-family:Helvetica+ADs-color:black'+AD4APA-o:p+AD4APA-/o:p+AD4APA-/span+AD4APA-/p+AD4- +ADw-div class+AD0-MsoNormal align+AD0-center style+AD0-'text-align:center+ADs-line-height:12.0pt'+AD4APA-span style+AD0-'font-size:10.0pt+ADs-color:black'+AD4- +ADw-hr size+AD0-2 width+AD0AIg-100+ACUAIg- noshade color+AD0-gray align+AD0-center+AD4- +ADw-/span+AD4APA-/div+AD4- +ADw-p align+AD0-center style+AD0-'margin:0in+ADs-margin-bottom:.0001pt+ADs-text-align:center+ADs- line-height:12.0pt'+AD4APA-span style+AD0-'font-size:10.0pt+ADs-font-family:Helvetica+ADs- mso-bidi-font-family:Helvetica+ADs-color:black'+AD4APAAhAFs-if +ACE-supportEmptyParas+AF0APgAm-nbsp+ADsAPAAhAFs-endif+AF0APgA8-o:p+AD4APA-/o:p+AD4APA-/span+AD4APA-/p+AD4- +ADw-p style+AD0-'margin:0in+ADs-margin-bottom:.0001pt+ADs-line-height:12.0pt'+AD4APA-span style+AD0-'font-size:3.0pt+ADs-font-family:+ACI-Times New Roman+ACIAOw-color:black'+AD4APAAhAFs-if +ACE-supportEmptyParas+AF0APgAm-nbsp+ADsAPAAhAFs-endif+AF0APgA8-o:p+AD4APA-/o:p+AD4APA-/span+AD4APA-/p+AD4- +ADw-p style+AD0-'margin:0in+ADs-margin-bottom:.0001pt+ADs-line-height:12.0pt'+AD4APA-span style+AD0-'font-size:3.0pt+ADs-font-family:+ACI-Times New Roman+ACIAOw-color:black'+AD4APAAhAFs-if +ACE-supportEmptyParas+AF0APgAm-nbsp+ADsAPAAhAFs-endif+AF0APgA8-o:p+AD4APA-/o:p+AD4APA-/span+AD4APA-/p+AD4- +ADw-table border+AD0-0 cellspacing+AD0-0 cellpadding+AD0-0 style+AD0-'mso-cellspacing:0in+ADs- mso-padding-alt:0in 0in 0in 0in'+AD4- +ADw-tr+AD4- +ADw-td colspan+AD0-3 valign+AD0-top style+AD0-'border:solid black .5pt+ADs-padding:0in .1in 0in .1in'+AD4- +ADw-p align+AD0-center style+AD0-'margin-top:4.6pt+ADs-margin-right:0in+ADs-margin-bottom:4.6pt+ADs- margin-left:0in+ADs-text-align:center+ADs-line-height:13.0pt'+AD4APA-b+AD4APA-i+AD4APA-span style+AD0-'font-size:11.0pt+ADs-font-family:Helvetica+ADs-mso-bidi-font-family:Helvetica'+AD4-Features of the Transaction+ADw-/span+AD4APA-/i+AD4APA-/b+AD4APA-span style+AD0-'font-size:11.0pt+ADs-font-family: Helvetica+ADs-mso-bidi-font-family:Helvetica'+AD4APA-o:p+AD4APA-/o:p+AD4APA-/span+AD4APA-/p+AD4- +ADw-/td+AD4- +ADw-/tr+AD4- +ADw-tr+AD4- +ADw-td width+AD0-18 valign+AD0-top style+AD0-'width:13.5pt+ADs-padding:0in .1in 0in .1in'+AD4- +ADw-p style+AD0-'margin-top:.25pt+ADs-margin-right:0in+ADs-margin-bottom:0in+ADs-margin-left: 0in+ADs-margin-bottom:.0001pt'+AD4APA-b+AD4APA-span style+AD0-'font-family:Helvetica+ADs-mso-bidi-font-family: Helvetica'+AD4AKgA8-/span+AD4APA-/b+AD4APA-span style+AD0-'font-family:Helvetica+ADs-mso-bidi-font-family: Helvetica'+AD4APA-o:p+AD4APA-/o:p+AD4APA-/span+AD4APA-/p+AD4- +ADw-p style+AD0-'margin-top:0in+ADs-margin-right:0in+ADs-margin-bottom:.25pt+ADs-margin-left: 0in+ADs-text-indent:.5in'+AD4APAAhAFs-if +ACE-supportEmptyParas+AF0APgAm-nbsp+ADsAPAAhAFs-endif+AF0APgA8-span style+AD0-'font-family:Helvetica+ADs-mso-bidi-font-family:Helvetica'+AD4APA-o:p+AD4APA-/o:p+AD4APA-/span+AD4APA-/p+AD4- +ADw-/td+AD4- +ADw-td colspan+AD0-2 valign+AD0-top style+AD0-'padding:0in .1in 0in .1in'+AD4- +ADw-p style+AD0-'margin-top:.2pt+ADs-margin-right:0in+ADs-margin-bottom:.2pt+ADs-margin-left: 0in+ADs-line-height:10.5pt'+AD4APA-span style+AD0-'font-size:8.5pt+ADs-font-family:+ACI-Times New Roman+ACI-'+AD4-The offering consists of senior certificates, totaling approximately +ACQ-432,764,000, expected to be rated AAA by 2 of the 3 of: S+ACY-amp+ADs-P, Moody+IBk-s, or Fitch. +ACY-nbsp+ADs-The three tracks of 30 year residential mortgage-backed certificates are expected to be approximately:+ADw-o:p+AD4APA-/o:p+AD4APA-/span+AD4APA-/p+AD4- +ADw-p style+AD0-'margin-top:.2pt+ADs-margin-right:0in+ADs-margin-bottom:.2pt+ADs-margin-left: 0in+ADs-line-height:10.5pt'+AD4APA-span style+AD0-'font-size:8.5pt+ADs-font-family:+ACI-Times New Roman+ACI-'+AD4AJA-174,180,000 of 5.50+ACU- coupons (Track 1)+ADw-o:p+AD4APA-/o:p+AD4APA-/span+AD4APA-/p+AD4- +ADw-p style+AD0-'margin-top:.2pt+ADs-margin-right:0in+ADs-margin-bottom:.2pt+ADs-margin-left: 0in+ADs-line-height:10.5pt'+AD4APA-span style+AD0-'font-size:8.5pt+ADs-font-family:+ACI-Times New Roman+ACI-'+AD4AJA-194,563,000 of 6.00+ACU- coupons (Track 2)+ADw-o:p+AD4APA-/o:p+AD4APA-/span+AD4APA-/p+AD4- +ADw-p style+AD0-'margin-top:.2pt+ADs-margin-right:0in+ADs-margin-bottom:.2pt+ADs-margin-left: 0in+ADs-line-height:10.5pt'+AD4APA-span style+AD0-'font-size:8.5pt+ADs-font-family:+ACI-Times New Roman+ACI-'+AD4AJA-64,021,000 of 8.00+ACU- coupons (Track 3)+ADw-o:p+AD4APA-/o:p+AD4APA-/span+AD4APA-/p+AD4- +ADw-/td+AD4- +ADw-/tr+AD4- +ADw-tr+AD4- +ADw-td width+AD0-18 valign+AD0-top style+AD0-'width:13.5pt+ADs-padding:0in .1in 0in .1in'+AD4- +ADw-p style+AD0-'margin-top:.25pt+ADs-margin-right:0in+ADs-margin-bottom:0in+ADs-margin-left: 0in+ADs-margin-bottom:.0001pt'+AD4-+ADw-b+AD4APA-span style+AD0-'font-family:Helvetica+ADs-mso-bidi-font-family: Helvetica'+AD4AKgA8-/span+AD4APA-/b+AD4APA-span style+AD0-'font-family:Helvetica+ADs-mso-bidi-font-family: Helvetica'+AD4APA-o:p+AD4APA-/o:p+AD4APA-/span+AD4APA-/p+AD4- +ADw-p style+AD0-'margin-top:0in+ADs-margin-right:0in+ADs-margin-bottom:.25pt+ADs-margin-left: 0in+ADs-text-indent:.5in'+AD4APAAhAFs-if +ACE-supportEmptyParas+AF0APgAm-nbsp+ADsAPAAhAFs-endif+AF0APgA8-span style+AD0-'font-family:Helvetica+ADs-mso-bidi-font-family:Helvetica'+AD4APA-o:p+AD4APA-/o:p+AD4APA-/span+AD4APA-/p+AD4- +ADw-/td+AD4- +ADw-td colspan+AD0-2 valign+AD0-top style+AD0-'padding:0in .1in 0in .1in'+AD4- +ADw-p style+AD0-'margin:0in+ADs-margin-bottom:.0001pt+ADs-line-height:10.0pt'+AD4APA-span style+AD0-'font-size:8.0pt+ADs-font-family:TimesNewRoman'+AD4-The overall expected amount of credit support for the senior+ADw-o:p+AD4APA-/o:p+AD4APA-/span+AD4APA-/p+AD4- +ADw-p style+AD0-'margin:0in+ADs-margin-bottom:.0001pt+ADs-line-height:10.0pt'+AD4APA-span style+AD0-'font-size:8.0pt+ADs-font-family:TimesNewRoman'+AD4-certificates is 3.00+ACU- 0.50+ACU- for the Mortgage Loans in the form of+ADw-o:p+AD4APA-/o:p+AD4APA-/span+AD4APA-/p+AD4- +ADw-p style+AD0-'margin:0in+ADs-margin-bottom:.0001pt+ADs-line-height:10.0pt'+AD4APA-span style+AD0-'font-size:8.0pt+ADs-font-family:TimesNewRoman'+AD4-subordination with a shifting interest structure and a five-year+ADw-o:p+AD4APA-/o:p+AD4APA-/span+AD4APA-/p+AD4- +ADw-p style+AD0-'margin-top:.2pt+ADs-margin-right:0in+ADs-margin-bottom:.2pt+ADs-margin-left: 0in+ADs-line-height:10.0pt'+AD4APA-span style+AD0-'font-size:8.0pt+ADs-font-family:TimesNewRoman'+AD4-prepayment lockout.+ADw-o:p+AD4APA-/o:p+AD4APA-/span+AD4APA-/p+AD4- +ADw-/td+AD4- +ADw-/tr+AD4- +ADw-tr+AD4- +ADw-td width+AD0-18 valign+AD0-top style+AD0-'width:13.5pt+ADs-padding:0in .1in 0in .1in'+AD4- +ADw-p style+AD0-'margin-top:.25pt+ADs-margin-right:0in+ADs-margin-bottom:0in+ADs-margin-left: 0in+ADs-margin-bottom:.0001pt'+AD4APA-b+AD4APA-span style+AD0-'font-family:Helvetica+ADs-mso-bidi-font-family: Helvetica'+AD4AKgA8-/span+AD4APA-/b+AD4APA-span style+AD0-'font-family:Helvetica+ADs-mso-bidi-font-family: Helvetica'+AD4APA-o:p+AD4APA-/o:p+AD4APA-/span+AD4APA-/p+AD4- +ADw-p style+AD0-'margin-top:0in+ADs-margin-right:0in+ADs-margin-bottom:.25pt+ADs-margin-left: 0in+ADs-text-indent:.5in'+AD4APAAhAFs-if +ACE-supportEmptyParas+AF0APgAm-nbsp+ADsAPAAhAFs-endif+AF0APgA8-span style+AD0-'font-family:Helvetica+ADs-mso-bidi-font-family:Helvetica'+AD4APA-o:p+AD4APA-/o:p+AD4APA-/span+AD4APA-/p+AD4- +ADw-/td+AD4- +ADw-td colspan+AD0-2 valign+AD0-top style+AD0-'padding:0in .1in 0in .1in'+AD4- +ADw-p style+AD0-'margin:0in+ADs-margin-bottom:.0001pt+ADs-line-height:10.0pt'+AD4APA-span style+AD0-'font-size:8.0pt+ADs-font-family:TimesNewRoman'+AD4-Collateral consists primarily of conventional fixed rate 30 year mortgage+ADw-o:p+AD4APA-/o:p+AD4APA-/span+AD4APA-/p+AD4- +ADw-p style+AD0-'margin:0in+ADs-margin-bottom:.0001pt+ADs-line-height:10.0pt'+AD4APA-span style+AD0-'font-size:8.0pt+ADs-font-family:TimesNewRoman'+AD4-loans secured by first liens on one-to-four family residential properties,+ADw-o:p+AD4APA-/o:p+AD4APA-/span+AD4APA-/p+AD4- +ADw-p style+AD0-'margin:0in+ADs-margin-bottom:.0001pt+ADs-line-height:10.0pt'+AD4APA-span style+AD0-'font-size:8.0pt+ADs-font-family:TimesNewRoman'+AD4-serviced by ABN AMRO Mortgage Group, Inc., Cendant Mortgage+ADw-o:p+AD4APA-/o:p+AD4APA-/span+AD4APA-/p+AD4- +ADw-p style+AD0-'margin-top:.2pt+ADs-margin-right:0in+ADs-margin-bottom:.2pt+ADs-margin-left: 0in+ADs-line-height:10.0pt'+AD4APA-span style+AD0-'font-size:8.0pt+ADs-font-family:TimesNewRoman'+AD4-Corporation, Chase Manhattan Mortgage Corporation, Countrywide Home Loans Servicing LP, IndyMac Bank, F.S.B., and Wells Fargo Home Mortgage, Inc. with Chase Manhattan Mortgage Corporation as the Master Servicer.+ADw-o:p+AD4APA-/o:p+AD4APA-/span+AD4APA-/p+AD4- +ADw-/td+AD4- +ADw-/tr+AD4- +ADw-tr+AD4- +ADw-td width+AD0-18 valign+AD0-top style+AD0-'width:13.5pt+ADs-padding:0in .1in 0in .1in'+AD4- +ADw-p style+AD0-'margin-top:.25pt+ADs-margin-right:0in+ADs-margin-bottom:0in+ADs-margin-left: 0in+ADs-margin-bottom:.0001pt'+AD4APA-b+AD4APA-span style+AD0-'font-family:Helvetica+ADs-mso-bidi-font-family: Helvetica'+AD4AKgA8-/span+AD4APA-/b+AD4APA-span style+AD0-'font-family:Helvetica+ADs-mso-bidi-font-family: Helvetica'+AD4APA-o:p+AD4APA-/o:p+AD4APA-/span+AD4APA-/p+AD4- +ADw-p style+AD0-'margin-top:0in+ADs-margin-right:0in+ADs-margin-bottom:.25pt+ADs-margin-left: 0in'+AD4APAAhAFs-if +ACE-supportEmptyParas+AF0APgAm-nbsp+ADsAPAAhAFs-endif+AF0APgA8-span style+AD0-'font-family:Symbol'+AD4APA-o:p+AD4APA-/o:p+AD4APA-/span+AD4APA-/p+AD4- +ADw-/td+AD4- +ADw-td colspan+AD0-2 valign+AD0-top style+AD0-'padding:0in .1in 0in .1in'+AD4- +ADw-p style+AD0-'margin:0in+ADs-margin-bottom:.0001pt+ADs-line-height:10.0pt'+AD4APA-span style+AD0-'font-size:8.0pt+ADs-font-family:TimesNewRoman'+AD4-The amount of senior certificates is approximate and may vary by up to+ADw-o:p+AD4APA-/o:p+AD4APA-/span+AD4APA-/p+AD4- +ADw-p style+AD0-'margin-top:.2pt+ADs-margin-right:0in+ADs-margin-bottom:.2pt+ADs-margin-left: 0in+ADs-line-height:10.0pt'+AD4APA-span style+AD0-'font-size:8.0pt+ADs-font-family:TimesNewRoman'+AD4-5+ACU-.+ADw-o:p+AD4APA-/o:p+AD4APA-/span+AD4APA-/p+AD4- +ADw-/td+AD4- +ADw-/tr+AD4- +ADw-tr+AD4- +ADw-td colspan+AD0-3 valign+AD0-top style+AD0-'border:solid black .75pt+ADs-padding:0in .1in 0in .1in'+AD4- +ADw-p align+AD0-center style+AD0-'margin-top:4.15pt+ADs-margin-right:0in+ADs-margin-bottom:4.15pt+ADs- margin-left:0in+ADs-text-align:center'+AD4APA-b+AD4APA-i+AD4APA-span style+AD0-'font-family:Helvetica+ADs- mso-bidi-font-family:Helvetica'+AD4-Time Table+ADw-/span+AD4APA-/i+AD4APA-/b+AD4APA-span style+AD0-'font-family:Helvetica+ADs-mso-bidi-font-family:Helvetica'+AD4APA-o:p+AD4APA-/o:p+AD4APA-/span+AD4APA-/p+AD4- +ADw-/td+AD4- +ADw-/tr+AD4- +ADw-tr+AD4- +ADw-td colspan+AD0-2 valign+AD0-top style+AD0-'padding:0in .1in 0in .1in'+AD4- +ADw-p style+AD0-'margin:0in+ADs-margin-bottom:.0001pt+ADs-line-height:10.0pt'+AD4APA-b+AD4APA-span style+AD0-'font-size:8.0pt+ADs-font-family:TimesNewRoman'+AD4-Expected Settlement: +ADw-/span+AD4APA-/b+AD4APA-span style+AD0-'font-size:8.0pt+ADs-font-family:TimesNewRoman'+AD4APA-o:p+AD4APA-/o:p+AD4APA-/span+AD4APA-/p+AD4- +ADw-/td+AD4- +ADw-td width+AD0-168 valign+AD0-bottom style+AD0-'width:1.75in+ADs-padding:0in .1in 0in .1in'+AD4- +ADw-p style+AD0-'margin:0in+ADs-margin-bottom:.0001pt+ADs-line-height:10.0pt'+AD4APA-span style+AD0-'font-size:8.0pt+ADs-font-family:TimesNewRoman'+AD4-July 30, 2004+ADw-o:p+AD4APA-/o:p+AD4APA-/span+AD4APA-/p+AD4- +ADw-/td+AD4- +ADw-/tr+AD4- +ADw-tr+AD4- +ADw-td colspan+AD0-2 valign+AD0-top style+AD0-'padding:0in .1in 0in .1in'+AD4- +ADw-p style+AD0-'margin:0in+ADs-margin-bottom:.0001pt+ADs-line-height:10.0pt'+AD4-+ADw-b+AD4APA-span style+AD0-'font-size:8.0pt+ADs-font-family:TimesNewRoman'+AD4-Cut-off Date: +ADw-/span+AD4APA-/b+AD4APA-span style+AD0-'font-size:8.0pt+ADs-font-family:TimesNewRoman'+AD4APA-o:p+AD4APA-/o:p+AD4APA-/span+AD4APA-/p+AD4- +ADw-/td+AD4- +ADw-td width+AD0-168 valign+AD0-bottom style+AD0-'width:1.75in+ADs-padding:0in .1in 0in .1in'+AD4- +ADw-p style+AD0-'margin:0in+ADs-margin-bottom:.0001pt+ADs-line-height:10.0pt'+AD4APA-span style+AD0-'font-size:8.0pt+ADs-font-family:TimesNewRoman'+AD4-July 1, 2004+ADw-o:p+AD4APA-/o:p+AD4APA-/span+AD4APA-/p+AD4- +ADw-/td+AD4- +ADw-/tr+AD4- +ADw-tr+AD4- +ADw-td colspan+AD0-2 valign+AD0-top style+AD0-'padding:0in .1in 0in .1in'+AD4- +ADw-p style+AD0-'margin:0in+ADs-margin-bottom:.0001pt+ADs-line-height:10.0pt'+AD4APA-b+AD4APA-span style+AD0-'font-size:8.0pt+ADs-font-family:TimesNewRoman'+AD4-First Distribution Date: +ADw-/span+AD4APA-/b+AD4APA-span style+AD0-'font-size:8.0pt+ADs-font-family:TimesNewRoman'+AD4APA-o:p+AD4APA-/o:p+AD4APA-/span+AD4APA-/p+AD4- +ADw-/td+AD4- +ADw-td width+AD0-168 valign+AD0-bottom style+AD0-'width:1.75in+ADs-padding:0in .1in 0in .1in'+AD4- +ADw-p style+AD0-'margin:0in+ADs-margin-bottom:.0001pt+ADs-line-height:10.0pt'+AD4APA-span style+AD0-'font-size:8.0pt+ADs-font-family:TimesNewRoman'+AD4-August 25, 2004+ADw-o:p+AD4APA-/o:p+AD4APA-/span+AD4APA-/p+AD4- +ADw-/td+AD4- +ADw-/tr+AD4- +ADw-tr+AD4- +ADw-td colspan+AD0-2 valign+AD0-top style+AD0-'padding:0in .1in 0in .1in'+AD4- +ADw-p style+AD0-'margin-top:0in+ADs-margin-right:0in+ADs-margin-bottom:1.35pt+ADs-margin-left: 0in+ADs-line-height:10.0pt'+AD4APA-b+AD4APA-span style+AD0-'font-size:8.0pt+ADs-font-family:TimesNewRoman'+AD4-Distribution Date: +ADw-/span+AD4APA-/b+AD4APA-span style+AD0-'font-size:8.0pt+ADs-font-family:TimesNewRoman'+AD4APA-o:p+AD4APA-/o:p+AD4APA-/span+AD4APA-/p+AD4- +ADw-/td+AD4- +ADw-td width+AD0-168 valign+AD0-bottom style+AD0-'width:1.75in+ADs-padding:0in .1in 0in .1in'+AD4- +ADw-p style+AD0-'margin-top:0in+ADs-margin-right:0in+ADs-margin-bottom:1.35pt+ADs-margin-left: 0in+ADs-line-height:10.0pt'+AD4APA-span style+AD0-'font-size:8.0pt+ADs-font-family:TimesNewRoman'+AD4-25+ADw-sup+AD4-th+ADw-/sup+AD4- or NBD of each month+ADw-o:p+AD4APA-/o:p+AD4APA-/span+AD4APA-/p+AD4- +ADw-/td+AD4- +ADw-/tr+AD4- +ADwAIQBb-if +ACE-supportMisalignedColumns+AF0APg- +ADw-tr height+AD0-0+AD4- +ADw-td width+AD0-111 style+AD0-'border:none'+AD4APA-/td+AD4- +ADw-td width+AD0-1 style+AD0-'border:none'+AD4APA-/td+AD4- +ADw-td width+AD0-607 style+AD0-'border:none'+AD4APA-/td+AD4- +ADw-/tr+AD4- +ADwAIQBb-endif+AF0APg- +ADw-/table+AD4- +ADw-p style+AD0-'margin:0in+ADs-margin-bottom:.0001pt+ADs-line-height:12.0pt'+AD4APA-span style+AD0-'font-size:3.0pt+ADs-font-family:+ACI-Times New Roman+ACIAOw-color:black'+AD4APAAhAFs-if +ACE-supportEmptyParas+AF0APgAm-nbsp+ADsAPAAhAFs-endif+AF0APgA8-o:p+AD4APA-/o:p+AD4APA-/span+AD4APA-/p+AD4- +ADw-p style+AD0-'margin:0in+ADs-margin-bottom:.0001pt+ADs-line-height:12.0pt'+AD4APA-span style+AD0-'font-size:3.0pt+ADs-font-family:+ACI-Times New Roman+ACIAOw-color:black'+AD4APAAhAFs-if +ACE-supportEmptyParas+AF0APgAm-nbsp+ADsAPAAhAFs-endif+AF0APgA8-o:p+AD4APA-/o:p+AD4APA-/span+AD4APA-/p+AD4- +ADw-table border+AD0-0 cellspacing+AD0-0 cellpadding+AD0-0 style+AD0-'mso-cellspacing:0in+ADs- mso-padding-alt:0in 0in 0in 0in'+AD4- +ADw-tr+AD4- +ADw-td valign+AD0-top style+AD0-'border:solid black .75pt+ADs-padding:0in .1in 0in .1in'+AD4- +ADw-p align+AD0-center style+AD0-'margin-top:4.6pt+ADs-margin-right:0in+ADs-margin-bottom:4.6pt+ADs- margin-left:0in+ADs-text-align:center+ADs-line-height:13.0pt'+AD4APA-b+AD4APA-i+AD4APA-span style+AD0-'font-size:11.0pt+ADs-font-family:Helvetica+ADs-mso-bidi-font-family:Helvetica'+AD4-Key Terms+ADw-/span+AD4APA-/i+AD4APA-/b+AD4APA-span style+AD0-'font-size:11.0pt+ADs-font-family:Helvetica+ADs- mso-bidi-font-family:Helvetica'+AD4APA-o:p+AD4APA-/o:p+AD4APA-/span+AD4APA-/p+AD4- +ADw-/td+AD4- +ADw-/tr+AD4- +ADw-/table+AD4- +ADw-p style+AD0-'margin:0in+ADs-margin-bottom:.0001pt+ADs-line-height:10.0pt'+AD4APA-b+AD4APA-span style+AD0-'font-size:8.0pt+ADs-font-family:TimesNewRoman+ADs-color:black'+AD4-Issuer: +ADw-/span+AD4APA-/b+AD4APA-span style+AD0-'font-size:8.0pt+ADs-font-family:TimesNewRoman+ADs-color:black'+AD4-GSR Mortgage Loan Trust 2004-8F+ADw-o:p+AD4APA-/o:p+AD4APA-/span+AD4APA-/p+AD4- +ADw-p style+AD0-'margin:0in+ADs-margin-bottom:.0001pt+ADs-line-height:10.0pt'+AD4APA-b+AD4APA-span style+AD0-'font-size:8.0pt+ADs-font-family:TimesNewRoman+ADs-color:black'+AD4-Underwriter: +ADw-/span+AD4APA-/b+AD4APA-span style+AD0-'font-size:8.0pt+ADs-font-family:TimesNewRoman+ADs-color:black'+AD4-Goldman, Sachs +ACY-amp+ADs- Co.+ADw-o:p+AD4APA-/o:p+AD4APA-/span+AD4APA-/p+AD4- +ADw-p style+AD0-'margin:0in+ADs-margin-bottom:.0001pt+ADs-line-height:10.0pt'+AD4APA-b+AD4APA-span style+AD0-'font-size:8.0pt+ADs-font-family:TimesNewRoman+ADs-color:black'+AD4-Originators+ADw-/span+AD4APA-/b+AD4APA-span style+AD0-'font-size:8.0pt+ADs-font-family:TimesNewRoman+ADs-color:black'+AD4-: ABN AMRO Mortgage Group, Inc., Cendant Mortgage+ADw-o:p+AD4APA-/o:p+AD4APA-/span+AD4APA-/p+AD4- +ADw-p style+AD0-'margin:0in+ADs-margin-bottom:.0001pt+ADs-line-height:10.0pt'+AD4APA-span style+AD0-'font-size:8.0pt+ADs-font-family:TimesNewRoman+ADs-color:black'+AD4-Corporation, Chase Manhattan Mortgage Corporation, Countrywide Home Loans, Inc., GE Mortgage Services, LLC, and IndyMac Bank, F.S.B. +ADw-o:p+AD4APA-/o:p+AD4APA-/span+AD4APA-/p+AD4- +ADw-p style+AD0-'margin:0in+ADs-margin-bottom:.0001pt+ADs-line-height:10.0pt'+AD4APA-b+AD4APA-span style+AD0-'font-size:8.0pt+ADs-font-family:TimesNewRoman+ADs-color:black'+AD4-Servicers: +ADw-/span+AD4APA-/b+AD4APA-span style+AD0-'font-size:8.0pt+ADs-font-family:TimesNewRoman+ADs-color:black'+AD4-ABN AMRO Mortgage Group, Inc. (AB), Cendant Mortgage+ADw-o:p+AD4APA-/o:p+AD4APA-/span+AD4APA-/p+AD4- +ADw-p style+AD0-'margin:0in+ADs-margin-bottom:.0001pt+ADs-line-height:10.0pt'+AD4APA-span style+AD0-'font-size:8.0pt+ADs-font-family:TimesNewRoman+ADs-color:black'+AD4-Corporation (CE), Chase Manhattan Mortgage Corporation (CH), Countrywide Home Loans Servicing LP (CW), IndyMac Bank, F.S.B. (IM), and Wells Fargo Home Mortgage, Inc. (WF)+ADw-o:p+AD4APA-/o:p+AD4APA-/span+AD4APA-/p+AD4- +ADw-p style+AD0-'margin:0in+ADs-margin-bottom:.0001pt+ADs-line-height:10.0pt'+AD4APA-b+AD4APA-span style+AD0-'font-size:8.0pt+ADs-font-family:TimesNewRoman+ADs-color:black'+AD4-Master Servicer: +ADw-/span+AD4APA-/b+AD4APA-span style+AD0-'font-size:8.0pt+ADs-font-family:TimesNewRoman+ADs-color:black'+AD4-Chase Manhattan Mortgage Corporation+ADw-o:p+AD4APA-/o:p+AD4APA-/span+AD4APA-/p+AD4- +ADw-p style+AD0-'margin:0in+ADs-margin-bottom:.0001pt+ADs-line-height:10.0pt'+AD4APA-b+AD4APA-span style+AD0-'font-size:8.0pt+ADs-font-family:TimesNewRoman+ADs-color:black'+AD4-Trustee: +ADw-/span+AD4APA-/b+AD4APA-span style+AD0-'font-size:8.0pt+ADs-font-family:TimesNewRoman+ADs-color:black'+AD4-Wachovia Bank, National Association+ADw-o:p+AD4APA-/o:p+AD4APA-/span+AD4APA-/p+AD4- +ADw-p style+AD0-'margin:0in+ADs-margin-bottom:.0001pt+ADs-line-height:10.0pt'+AD4APA-b+AD4APA-span style+AD0-'font-size:8.0pt+ADs-font-family:TimesNewRoman+ADs-color:black'+AD4-Securities Administrator: +ADw-/span+AD4APA-/b+AD4APA-span style+AD0-'font-size:8.0pt+ADs-font-family:TimesNewRoman+ADs- color:black'+AD4-JPMorgan Chase Bank+ADw-o:p+AD4APA-/o:p+AD4APA-/span+AD4APA-/p+AD4- +ADw-p style+AD0-'margin:0in+ADs-margin-bottom:.0001pt+ADs-line-height:10.0pt'+AD4APA-b+AD4APA-span style+AD0-'font-size:8.0pt+ADs-font-family:TimesNewRoman+ADs-color:black'+AD4-Type of Issuance: +ADw-/span+AD4APA-/b+AD4APA-span style+AD0-'font-size:8.0pt+ADs-font-family:TimesNewRoman+ADs-color:black'+AD4-Public+ADw-o:p+AD4APA-/o:p+AD4APA-/span+AD4APA-/p+AD4- +ADw-p style+AD0-'margin:0in+ADs-margin-bottom:.0001pt+ADs-line-height:10.0pt'+AD4APA-b+AD4APA-span style+AD0-'font-size:8.0pt+ADs-font-family:TimesNewRoman+ADs-color:black'+AD4-Servicer Advancing: +ADw-/span+AD4APA-/b+AD4APA-span style+AD0-'font-size:8.0pt+ADs-font-family:TimesNewRoman+ADs- color:black'+AD4-Yes, subject to recoverability+ADw-o:p+AD4APA-/o:p+AD4APA-/span+AD4APA-/p+AD4- +ADw-p style+AD0-'margin:0in+ADs-margin-bottom:.0001pt+ADs-line-height:10.0pt'+AD4APA-b+AD4APA-span style+AD0-'font-size:8.0pt+ADs-font-family:TimesNewRoman+ADs-color:black'+AD4-Compensating Interest: +ADw-/span+AD4APA-/b+AD4APA-span style+AD0-'font-size:8.0pt+ADs-font-family:TimesNewRoman+ADs- color:black'+AD4-Yes, to the extent of the servicing fee for such+ADw-o:p+AD4APA-/o:p+AD4APA-/span+AD4APA-/p+AD4- +ADw-p style+AD0-'margin:0in+ADs-margin-bottom:.0001pt+ADs-line-height:10.0pt'+AD4APA-span style+AD0-'font-size:8.0pt+ADs-font-family:TimesNewRoman+ADs-color:black'+AD4-Distribution Date+ADw-o:p+AD4APA-/o:p+AD4APA-/span+AD4APA-/p+AD4- +ADw-p style+AD0-'margin:0in+ADs-margin-bottom:.0001pt+ADs-line-height:10.0pt'+AD4APA-b+AD4APA-span style+AD0-'font-size:8.0pt+ADs-font-family:TimesNewRoman+ADs-color:black'+AD4-Legal Investment: +ADw-/span+AD4APA-/b+AD4APA-span style+AD0-'font-size:8.0pt+ADs-font-family:TimesNewRoman+ADs-color:black'+AD4-The senior certificates are SMMEA eligible at settlement+ADw-o:p+AD4APA-/o:p+AD4APA-/span+AD4APA-/p+AD4- +ADw-p style+AD0-'margin:0in+ADs-margin-bottom:.0001pt+ADs-line-height:10.0pt'+AD4APA-b+AD4APA-span style+AD0-'font-size:8.0pt+ADs-font-family:TimesNewRoman+ADs-color:black'+AD4-Interest Accrual: +ADw-/span+AD4APA-/b+AD4APA-span style+AD0-'font-size:8.0pt+ADs-font-family:TimesNewRoman+ADs-color:black'+AD4-Prior calendar month for fixed rate bonds and 25th to 24th for+ADw-o:p+AD4APA-/o:p+AD4APA-/span+AD4APA-/p+AD4- +ADw-p style+AD0-'margin:0in+ADs-margin-bottom:.0001pt+ADs-line-height:10.0pt'+AD4APA-span style+AD0-'font-size:8.0pt+ADs-font-family:TimesNewRoman+ADs-color:black'+AD4-floating rate bonds+ADw-o:p+AD4APA-/o:p+AD4APA-/span+AD4APA-/p+AD4- +ADw-p style+AD0-'margin:0in+ADs-margin-bottom:.0001pt+ADs-line-height:10.0pt'+AD4APA-b+AD4APA-span style+AD0-'font-size:8.0pt+ADs-font-family:TimesNewRoman+ADs-color:black'+AD4-Clean Up Call: +ADw-/span+AD4APA-/b+AD4APA-span style+AD0-'font-size:8.0pt+ADs-font-family:TimesNewRoman+ADs-color:black'+AD4-1+ACU- of the Cut-off Date principal balance of the Loans+ADw-o:p+AD4APA-/o:p+AD4APA-/span+AD4APA-/p+AD4- +ADw-p style+AD0-'margin:0in+ADs-margin-bottom:.0001pt+ADs-line-height:10.0pt'+AD4APA-b+AD4APA-span style+AD0-'font-size:8.0pt+ADs-font-family:TimesNewRoman+ADs-color:black'+AD4-ERISA Eligible: +ADw-/span+AD4APA-/b+AD4APA-span style+AD0-'font-size:8.0pt+ADs-font-family:TimesNewRoman+ADs-color:black'+AD4-Underwriter+ADw-/span+AD4APA-span style+AD0-'font-size:8.0pt+ADs-mso-ascii-font-family:TimesNewRoman+ADs-mso-hansi-font-family: TimesNewRoman+ADs-color:black'+AD4gGQA8-/span+AD4APA-span style+AD0-'font-size:8.0pt+ADs-font-family: TimesNewRoman+ADs-color:black'+AD4-s exemption may apply to senior certificates,+ADw-o:p+AD4APA-/o:p+AD4APA-/span+AD4APA-/p+AD4- +ADw-p style+AD0-'margin:0in+ADs-margin-bottom:.0001pt+ADs-line-height:10.0pt'+AD4APA-span style+AD0-'font-size:8.0pt+ADs-font-family:TimesNewRoman+ADs-color:black'+AD4-however prospective purchasers should consult their own counsel+ADw-o:p+AD4APA-/o:p+AD4APA-/span+AD4APA-/p+AD4- +ADw-p style+AD0-'margin:0in+ADs-margin-bottom:.0001pt+ADs-line-height:10.0pt'+AD4APA-b+AD4APA-span style+AD0-'font-size:8.0pt+ADs-font-family:TimesNewRoman+ADs-color:black'+AD4-Tax Treatment: +ADw-/span+AD4APA-/b+AD4APA-span style+AD0-'font-size:8.0pt+ADs-font-family:TimesNewRoman+ADs-color:black'+AD4-REMIC+ADs- senior certificates are regular interests+ADw-o:p+AD4APA-/o:p+AD4APA-/span+AD4APA-/p+AD4- +ADw-p style+AD0-'margin:0in+ADs-margin-bottom:.0001pt+ADs-line-height:10.0pt'+AD4APA-b+AD4APA-span style+AD0-'font-size:8.0pt+ADs-font-family:TimesNewRoman+ADs-color:black'+AD4-Structure: +ADw-/span+AD4APA-/b+AD4APA-span style+AD0-'font-size:8.0pt+ADs-font-family:TimesNewRoman+ADs-color:black'+AD4-Senior/Subordinate+ADs- shifting interest structure with a five-year+ADw-o:p+AD4APA-/o:p+AD4APA-/span+AD4APA-/p+AD4- +ADw-p style+AD0-'margin:0in+ADs-margin-bottom:.0001pt+ADs-line-height:10.0pt'+AD4APA-span style+AD0-'font-size:8.0pt+ADs-font-family:TimesNewRoman+ADs-color:black'+AD4-prepayment lockout to junior certificates+ADw-o:p+AD4APA-/o:p+AD4APA-/span+AD4APA-/p+AD4- +ADw-p style+AD0-'margin:0in+ADs-margin-bottom:.0001pt+ADs-line-height:10.0pt'+AD4APA-b+AD4APA-span style+AD0-'font-size:8.0pt+ADs-font-family:TimesNewRoman+ADs-color:black'+AD4-Expected Subordination: +ADw-/span+AD4APA-/b+AD4APA-span style+AD0-'font-size:8.0pt+ADs-font-family:TimesNewRoman+ADs- color:black'+AD4-3.00+ACU- 0.50+ACUAPA-o:p+AD4APA-/o:p+AD4APA-/span+AD4APA-/p+AD4- +ADw-p style+AD0-'margin:0in+ADs-margin-bottom:.0001pt+ADs-line-height:10.0pt'+AD4APA-b+AD4APA-span style+AD0-'font-size:8.0pt+ADs-font-family:TimesNewRoman+ADs-color:black'+AD4-Expected Rating Agencies: +ADw-/span+AD4APA-/b+AD4APA-span style+AD0-'font-size:8.0pt+ADs-font-family:TimesNewRoman+ADs- color:black'+AD4-2 of the 3 of: S+ACY-amp+ADs-P, Moody+ADw-/span+AD4APA-span style+AD0-'font-size:8.0pt+ADs- mso-ascii-font-family:TimesNewRoman+ADs-mso-hansi-font-family:TimesNewRoman+ADs- color:black'+AD4gGQA8-/span+AD4APA-span style+AD0-'font-size:8.0pt+ADs-font-family:TimesNewRoman+ADs- color:black'+AD4-s, or Fitch+ADw-o:p+AD4APA-/o:p+AD4APA-/span+AD4APA-/p+AD4- +ADw-p style+AD0-'margin:0in+ADs-margin-bottom:.0001pt+ADs-line-height:10.0pt'+AD4APA-b+AD4APA-span style+AD0-'font-size:8.0pt+ADs-font-family:TimesNewRoman+ADs-color:black'+AD4-Minimum Denomination: +ADw-/span+AD4APA-/b+AD4APA-span style+AD0-'font-size:8.0pt+ADs-font-family:TimesNewRoman+ADs- color:black'+AD4-Senior certificates - +ACQ-25,000+ADw-o:p+AD4APA-/o:p+AD4APA-/span+AD4APA-/p+AD4- +ADw-p style+AD0-'margin:0in+ADs-margin-bottom:.0001pt+ADs-line-height:12.0pt'+AD4APA-span style+AD0-'font-size:9.0pt+ADs-font-family:+ACI-Times New Roman+ACIAOw-color:black'+AD4APAAhAFs-if +ACE-supportEmptyParas+AF0APgAm-nbsp+ADsAPAAhAFs-endif+AF0APgA8-o:p+AD4APA-/o:p+AD4APA-/span+AD4APA-/p+AD4- +ADw-div class+AD0-MsoNormal align+AD0-center style+AD0-'text-align:center+ADs-line-height:12.0pt'+AD4APA-span style+AD0-'font-size:10.0pt+ADs-color:black'+AD4- +ADw-hr size+AD0-2 width+AD0AIg-100+ACUAIg- noshade color+AD0-gray align+AD0-center+AD4- +ADw-/span+AD4APA-/div+AD4- +ADw-div class+AD0-MsoNormal align+AD0-center style+AD0-'text-align:center+ADs-line-height:12.0pt'+AD4APA-span style+AD0-'font-size:10.0pt+ADs-color:black'+AD4- +ADw-hr size+AD0-2 width+AD0AIg-100+ACUAIg- noshade color+AD0-gray align+AD0-center+AD4- +ADw-/span+AD4APA-/div+AD4- +ADw-table border+AD0-0 cellspacing+AD0-0 cellpadding+AD0-0 style+AD0-'mso-cellspacing:0in+ADs- mso-padding-alt:0in 0in 0in 0in'+AD4- +ADw-tr+AD4- +ADw-td width+AD0-170 valign+AD0-top style+AD0-'width:127.85pt+ADs-border:solid black .5pt+ADs- padding:0in .1in 0in .1in'+AD4- +ADw-p style+AD0-'margin-top:0in+ADs-margin-right:0in+ADs-margin-bottom:1.5pt+ADs-margin-left: 0in+ADs-line-height:8.0pt'+AD4APA-b+AD4APA-span style+AD0-'font-size:6.0pt+ADs-font-family:+ACI-Times New Roman+ACI-'+AD4-Preliminary Collateral Information+ADw-/span+AD4APA-/b+AD4APA-b+AD4APA-sup+AD4APA-span style+AD0-'font-size:6.0pt+ADs- font-family:+ACI-Times New Roman Bold+ACIAOw-mso-bidi-font-family:+ACI-Times New Roman+ACI-'+AD4-1+ADw-/span+AD4APA-/sup+AD4APA-/b+AD4APA-span style+AD0-'font-size:6.0pt+ADs-font-family:+ACI-Times New Roman+ACI-'+AD4APA-o:p+AD4APA-/o:p+AD4APA-/span+AD4APA-/p+AD4- +ADw-/td+AD4- +ADw-td width+AD0-171 valign+AD0-top style+AD0-'width:127.9pt+ADs-border:solid black .5pt+ADs- border-left:none+ADs-padding:0in .1in 0in .1in'+AD4- +ADw-p style+AD0-'margin-top:0in+ADs-margin-right:0in+ADs-margin-bottom:1.5pt+ADs-margin-left: 0in+ADs-line-height:8.0pt'+AD4APA-b+AD4APA-span style+AD0-'font-size:6.0pt+ADs-font-family:TimesNewRoman'+AD4-Track 1 +ADw-/span+AD4APA-/b+AD4APA-span style+AD0-'font-size:6.0pt+ADs-font-family:TimesNewRoman'+AD4APA-o:p+AD4APA-/o:p+AD4APA-/span+AD4APA-/p+AD4- +ADw-/td+AD4- +ADw-td width+AD0-171 valign+AD0-top style+AD0-'width:127.9pt+ADs-border:solid black .5pt+ADs- border-left:none+ADs-padding:0in .1in 0in .1in'+AD4- +ADw-p style+AD0-'margin-top:0in+ADs-margin-right:0in+ADs-margin-bottom:1.5pt+ADs-margin-left: 0in+ADs-line-height:8.0pt'+AD4APA-b+AD4APA-span style+AD0-'font-size:6.0pt+ADs-font-family:TimesNewRoman'+AD4-Track 2 +ADw-/span+AD4APA-/b+AD4APA-span style+AD0-'font-size:6.0pt+ADs-font-family:TimesNewRoman'+AD4APA-o:p+AD4APA-/o:p+AD4APA-/span+AD4APA-/p+AD4- +ADw-/td+AD4- +ADw-td width+AD0-171 valign+AD0-top style+AD0-'width:127.9pt+ADs-border:solid black .5pt+ADs- border-left:none+ADs-padding:0in .1in 0in .1in'+AD4- +ADw-p style+AD0-'margin-top:0in+ADs-margin-right:0in+ADs-margin-bottom:1.5pt+ADs-margin-left: 0in+ADs-line-height:8.0pt'+AD4APA-b+AD4APA-span style+AD0-'font-size:6.0pt+ADs-font-family:TimesNewRoman'+AD4-Track 3+ADw-/span+AD4APA-/b+AD4APA-span style+AD0-'font-size:6.0pt+ADs-font-family:TimesNewRoman'+AD4APA-o:p+AD4APA-/o:p+AD4APA-/span+AD4APA-/p+AD4- +ADw-/td+AD4- +ADw-td valign+AD0-top style+AD0-'border:solid black .5pt+ADs-border-left:none+ADs-background: +ACM-DFDFDF+ADs-padding:0in .1in 0in .1in'+AD4- +ADw-p style+AD0-'margin-top:0in+ADs-margin-right:0in+ADs-margin-bottom:1.5pt+ADs-margin-left: 0in+ADs-line-height:8.0pt'+AD4APA-b+AD4APA-span style+AD0-'font-size:6.0pt+ADs-font-family:TimesNewRoman'+AD4-Total+ADw-/span+AD4APA-/b+AD4APA-span style+AD0-'font-size:6.0pt+ADs-font-family:TimesNewRoman'+AD4APA-o:p+AD4APA-/o:p+AD4APA-/span+AD4APA-/p+AD4- +ADw-/td+AD4- +ADw-/tr+AD4- +ADw-tr+AD4- +ADw-td width+AD0-170 valign+AD0-top style+AD0-'width:127.85pt+ADs-border:solid black .5pt+ADs- border-top:none+ADs-padding:0in .1in 0in .1in'+AD4- +ADw-p style+AD0-'margin:0in+ADs-margin-bottom:.0001pt+ADs-line-height:8.0pt'+AD4APA-b+AD4APA-span style+AD0-'font-size:6.0pt+ADs-font-family:+ACI-Times New Roman+ACI-'+AD4-Total Outstanding Principal Balance:+ADw-/span+AD4APA-/b+AD4APA-span style+AD0-'font-size:6.0pt+ADs-font-family:+ACI-Times New Roman+ACI-'+AD4APA-o:p+AD4APA-/o:p+AD4APA-/span+AD4APA-/p+AD4- +ADw-/td+AD4- +ADw-td width+AD0-171 valign+AD0-top style+AD0-'width:127.9pt+ADs-border-top:none+ADs-border-left: none+ADs-border-bottom:solid black .5pt+ADs-border-right:solid black .5pt+ADs-padding: 0in .1in 0in .1in'+AD4- +ADw-p style+AD0-'margin:0in+ADs-margin-bottom:.0001pt+ADs-text-indent:56.1pt+ADs-line-height: 8.0pt'+AD4APA-span style+AD0-'font-size:6.0pt+ADs-font-family:+ACI-Times New Roman+ACI-'+AD4AJA-179,568,000+ADw-o:p+AD4APA-/o:p+AD4APA-/span+AD4APA-/p+AD4- +ADw-/td+AD4- +ADw-td width+AD0-171 valign+AD0-top style+AD0-'width:127.9pt+ADs-border-top:none+ADs-border-left: none+ADs-border-bottom:solid black .5pt+ADs-border-right:solid black .5pt+ADs-padding: 0in .1in 0in .1in'+AD4- +ADw-p style+AD0-'margin:0in+ADs-margin-bottom:.0001pt+ADs-text-indent:56.1pt+ADs-line-height: 8.0pt'+AD4APA-span style+AD0-'font-size:6.0pt+ADs-font-family:+ACI-Times New Roman+ACI-'+AD4AJA-200,581,000+ADw-o:p+AD4APA-/o:p+AD4APA-/span+AD4APA-/p+AD4- +ADw-/td+AD4- +ADw-td width+AD0-171 valign+AD0-top style+AD0-'width:127.9pt+ADs-border-top:none+ADs-border-left: none+ADs-border-bottom:solid black .5pt+ADs-border-right:solid black .5pt+ADs-padding: 0in .1in 0in .1in'+AD4- +ADw-p style+AD0-'margin:0in+ADs-margin-bottom:.0001pt+ADs-text-indent:59.1pt+ADs-line-height: 8.0pt'+AD4APA-span style+AD0-'font-size:6.0pt+ADs-font-family:+ACI-Times New Roman+ACI-'+AD4AJA-66,001,000+ADw-o:p+AD4APA-/o:p+AD4APA-/span+AD4APA-/p+AD4- +ADw-/td+AD4- +ADw-td valign+AD0-top style+AD0-'border-top:none+ADs-border-left:none+ADs-border-bottom:solid black .5pt+ADs- border-right:solid black .5pt+ADs-background:+ACM-DFDFDF+ADs-padding:0in .1in 0in .1in'+AD4- +ADw-p align+AD0-right style+AD0-'margin:0in+ADs-margin-bottom:.0001pt+ADs-text-align:right+ADs- line-height:8.0pt'+AD4APA-span style+AD0-'font-size:6.0pt+ADs-font-family:+ACI-Times New Roman+ACI-'+AD4AJA-446,150,000+ADw-o:p+AD4APA-/o:p+AD4APA-/span+AD4APA-/p+AD4- +ADw-/td+AD4- +ADw-/tr+AD4- +ADw-tr+AD4- +ADw-td width+AD0-170 valign+AD0-top style+AD0-'width:127.85pt+ADs-border:solid black .5pt+ADs- border-top:none+ADs-padding:0in .1in 0in .1in'+AD4- +ADw-p style+AD0-'margin-top:0in+ADs-margin-right:0in+ADs-margin-bottom:1.0pt+ADs-margin-left: 0in+ADs-line-height:8.0pt'+AD4-+ADw-b+AD4APA-span style+AD0-'font-size:6.0pt+ADs-font-family:+ACI-Times New Roman+ACI-'+AD4-Number of Mortgage Loans+ADw-/span+AD4APA-/b+AD4APA-b+AD4APA-sup+AD4APA-span style+AD0-'font-size:6.0pt+ADs-font-family: +ACI-Times New Roman Bold+ACIAOw-mso-bidi-font-family:+ACI-Times New Roman+ACI-'+AD4-2+ADw-/span+AD4APA-/sup+AD4APA-/b+AD4APA-b+AD4APA-span style+AD0-'font-size:6.0pt+ADs-font-family:+ACI-Times New Roman+ACI-'+AD4-:+ADw-/span+AD4APA-/b+AD4APA-span style+AD0-'font-size:6.0pt+ADs-font-family:+ACI-Times New Roman+ACI-'+AD4APA-o:p+AD4APA-/o:p+AD4APA-/span+AD4APA-/p+AD4- +ADw-/td+AD4- +ADw-td width+AD0-171 valign+AD0-top style+AD0-'width:127.9pt+ADs-border-top:none+ADs-border-left: none+ADs-border-bottom:solid black .5pt+ADs-border-right:solid black .5pt+ADs-padding: 0in .1in 0in .1in'+AD4- +ADw-p style+AD0-'margin-top:0in+ADs-margin-right:0in+ADs-margin-bottom:1.0pt+ADs-margin-left: 0in+ADs-text-indent:80.1pt+ADs-line-height:8.0pt'+AD4APA-span style+AD0-'font-size:6.0pt+ADs- font-family:+ACI-Times New Roman+ACI-'+AD4-558+ADw-a name+AD0AIg-OLE+AF8-LINK2+ACIAPgA8-/a+AD4APA-a name+AD0AIg-OLE+AF8-LINK3+ACIAPgA8-/a+AD4APA-a name+AD0AIg-OLE+AF8-LINK4+ACIAPgA8-/a+AD4APA-a name+AD0AIg-OLE+AF8-LINK5+ACIAPgA8-/a+AD4APA-o:p+AD4APA-/o:p+AD4APA-/span+AD4APA-/p+AD4- +ADw-/td+AD4- +ADw-td width+AD0-171 valign+AD0-top style+AD0-'width:127.9pt+ADs-border-top:none+ADs-border-left: none+ADs-border-bottom:solid black .5pt+ADs-border-right:solid black .5pt+ADs-padding: 0in .1in 0in .1in'+AD4- +ADw-p style+AD0-'margin-top:0in+ADs-margin-right:0in+ADs-margin-bottom:1.0pt+ADs-margin-left: 0in+ADs-text-indent:80.1pt+ADs-line-height:8.0pt'+AD4APA-span style+AD0-'font-size:6.0pt+ADs- font-family:+ACI-Times New Roman+ACI-'+AD4-953+ADw-o:p+AD4APA-/o:p+AD4APA-/span+AD4APA-/p+AD4- +ADw-/td+AD4- +ADw-td width+AD0-171 valign+AD0-top style+AD0-'width:127.9pt+ADs-border-top:none+ADs-border-left: none+ADs-border-bottom:solid black .5pt+ADs-border-right:solid black .5pt+ADs-padding: 0in .1in 0in .1in'+AD4- +ADw-p style+AD0-'margin-top:0in+ADs-margin-right:0in+ADs-margin-bottom:1.0pt+ADs-margin-left: 0in+ADs-text-indent:80.1pt+ADs-line-height:8.0pt'+AD4APA-span style+AD0-'font-size:6.0pt+ADs- font-family:+ACI-Times New Roman+ACI-'+AD4-441+ADw-o:p+AD4APA-/o:p+AD4APA-/span+AD4APA-/p+AD4- +ADw-/td+AD4- +ADw-td valign+AD0-top style+AD0-'border-top:none+ADs-border-left:none+ADs-border-bottom:solid black .5pt+ADs- border-right:solid black .5pt+ADs-background:+ACM-DFDFDF+ADs-padding:0in .1in 0in .1in'+AD4- +ADw-p align+AD0-right style+AD0-'margin-top:0in+ADs-margin-right:0in+ADs-margin-bottom:1.0pt+ADs- margin-left:0in+ADs-text-align:right+ADs-line-height:8.0pt'+AD4APA-span style+AD0-'font-size: 6.0pt+ADs-font-family:+ACI-Times New Roman+ACI-'+AD4-1,011+ADw-o:p+AD4APA-/o:p+AD4APA-/span+AD4APA-/p+AD4- +ADw-/td+AD4- +ADw-/tr+AD4- +ADw-tr+AD4- +ADw-td width+AD0-170 valign+AD0-top style+AD0-'width:127.85pt+ADs-border:solid black .5pt+ADs- border-top:none+ADs-padding:0in .1in 0in .1in'+AD4- +ADw-p style+AD0-'margin-top:0in+ADs-margin-right:0in+ADs-margin-bottom:1.5pt+ADs-margin-left: 0in+ADs-line-height:8.0pt'+AD4APA-b+AD4APA-span style+AD0-'font-size:6.0pt+ADs-font-family:+ACI-Times New Roman+ACI-'+AD4-Average Current Principal Balance of the Mortgage Loans (000+IBk-s)+ADw-/span+AD4APA-/b+AD4APA-b+AD4APA-sup+AD4APA-span style+AD0-'font-size:6.0pt+ADs-font-family:+ACI-Times New Roman Bold+ACIAOw-mso-bidi-font-family: +ACI-Times New Roman+ACI-'+AD4-3+ADw-/span+AD4APA-/sup+AD4APA-/b+AD4APA-b+AD4APA-span style+AD0-'font-size:6.0pt+ADs- font-family:+ACI-Times New Roman+ACI-'+AD4-:+ADw-/span+AD4APA-/b+AD4APA-span style+AD0-'font-size:6.0pt+ADs- font-family:+ACI-Times New Roman+ACI-'+AD4APA-o:p+AD4APA-/o:p+AD4APA-/span+AD4APA-/p+AD4- +ADw-/td+AD4- +ADw-td width+AD0-171 valign+AD0-top style+AD0-'width:127.9pt+ADs-border-top:none+ADs-border-left: none+ADs-border-bottom:solid black .5pt+ADs-border-right:solid black .5pt+ADs-padding: 0in .1in 0in .1in'+AD4- +ADw-p style+AD0-'margin-top:0in+ADs-margin-right:0in+ADs-margin-bottom:1.0pt+ADs-margin-left: 0in+ADs-text-indent:77.1pt+ADs-line-height:8.0pt'+AD4APA-span style+AD0-'font-size:6.0pt+ADs- font-family:+ACI-Times New Roman+ACI-'+AD4AJA-489+ADw-o:p+AD4APA-/o:p+AD4APA-/span+AD4APA-/p+AD4- +ADw-/td+AD4- +ADw-td width+AD0-171 valign+AD0-top style+AD0-'width:127.9pt+ADs-border-top:none+ADs-border-left: none+ADs-border-bottom:solid black .5pt+ADs-border-right:solid black .5pt+ADs-padding: 0in .1in 0in .1in'+AD4- +ADw-p style+AD0-'margin-top:0in+ADs-margin-right:0in+ADs-margin-bottom:1.0pt+ADs-margin-left: 0in+ADs-text-indent:77.1pt+ADs-line-height:8.0pt'+AD4APA-span style+AD0-'font-size:6.0pt+ADs- font-family:+ACI-Times New Roman+ACI-'+AD4AJA-450+ADw-o:p+AD4APA-/o:p+AD4APA-/span+AD4APA-/p+AD4- +ADw-/td+AD4- +ADw-td width+AD0-171 valign+AD0-top style+AD0-'width:127.9pt+ADs-border-top:none+ADs-border-left: none+ADs-border-bottom:solid black .5pt+ADs-border-right:solid black .5pt+ADs-padding: 0in .1in 0in .1in'+AD4- +ADw-p style+AD0-'margin-top:0in+ADs-margin-right:0in+ADs-margin-bottom:1.0pt+ADs-margin-left: 0in+ADs-text-indent:77.1pt+ADs-line-height:8.0pt'+AD4APA-span style+AD0-'font-size:6.0pt+ADs- font-family:+ACI-Times New Roman+ACI-'+AD4AJA-378+ADw-o:p+AD4APA-/o:p+AD4APA-/span+AD4APA-/p+AD4- +ADw-/td+AD4- +ADw-td valign+AD0-top style+AD0-'border-top:none+ADs-border-left:none+ADs-border-bottom:solid black .5pt+ADs- border-right:solid black .5pt+ADs-background:+ACM-DFDFDF+ADs-padding:0in .1in 0in .1in'+AD4- +ADw-p align+AD0-right style+AD0-'margin-top:0in+ADs-margin-right:0in+ADs-margin-bottom:1.0pt+ADs- margin-left:0in+ADs-text-align:right+ADs-line-height:8.0pt'+AD4APA-span style+AD0-'font-size: 6.0pt+ADs-font-family:+ACI-Times New Roman+ACI-'+AD4AJA-441+ADw-o:p+AD4APA-/o:p+AD4APA-/span+AD4APA-/p+AD4- +ADw-/td+AD4- +ADw-/tr+AD4- +ADw-tr+AD4- +ADw-td width+AD0-170 valign+AD0-top style+AD0-'width:127.85pt+ADs-border:solid black .5pt+ADs- border-top:none+ADs-padding:0in .1in 0in .1in'+AD4- +ADw-p style+AD0-'margin-top:0in+ADs-margin-right:0in+ADs-margin-bottom:1.0pt+ADs-margin-left: 0in+ADs-line-height:8.0pt'+AD4APA-b+AD4APA-span style+AD0-'font-size:6.0pt+ADs-font-family:+ACI-Times New Roman+ACI-'+AD4-Weighted Average Annual Mortgage Interest Rate:+ADw-/span+AD4APA-/b+AD4APA-span style+AD0-'font-size:6.0pt+ADs- font-family:+ACI-Times New Roman+ACI-'+AD4APA-o:p+AD4APA-/o:p+AD4APA-/span+AD4APA-/p+AD4- +ADw-/td+AD4- +ADw-td width+AD0-171 valign+AD0-top style+AD0-'width:127.9pt+ADs-border-top:none+ADs-border-left: none+ADs-border-bottom:solid black .5pt+ADs-border-right:solid black .5pt+ADs-padding: 0in .1in 0in .1in'+AD4- +ADw-p style+AD0-'margin-top:0in+ADs-margin-right:0in+ADs-margin-bottom:1.0pt+ADs-margin-left: 0in+ADs-text-indent:86.1pt+ADs-line-height:8.0pt'+AD4APA-span style+AD0-'font-size:6.0pt+ADs- font-family:+ACI-Times New Roman+ACI-'+AD4-5.84+ACUAPA-o:p+AD4APA-/o:p+AD4APA-/span+AD4APA-/p+AD4- +ADw-/td+AD4- +ADw-td width+AD0-171 valign+AD0-top style+AD0-'width:127.9pt+ADs-border-top:none+ADs-border-left: none+ADs-border-bottom:solid black .5pt+ADs-border-right:solid black .5pt+ADs-padding: 0in .1in 0in .1in'+AD4- +ADw-p style+AD0-'margin-top:0in+ADs-margin-right:0in+ADs-margin-bottom:1.0pt+ADs-margin-left: 0in+ADs-text-indent:86.1pt+ADs-line-height:8.0pt'+AD4APA-span style+AD0-'font-size:6.0pt+ADs- font-family:+ACI-Times New Roman+ACI-'+AD4-6.42+ACUAPA-o:p+AD4APA-/o:p+AD4APA-/span+AD4APA-/p+AD4- +ADw-/td+AD4- +ADw-td width+AD0-171 valign+AD0-top style+AD0-'width:127.9pt+ADs-border-top:none+ADs-border-left: none+ADs-border-bottom:solid black .5pt+ADs-border-right:solid black .5pt+ADs-padding: 0in .1in 0in .1in'+AD4- +ADw-p style+AD0-'margin-top:0in+ADs-margin-right:0in+ADs-margin-bottom:1.0pt+ADs-margin-left: 0in+ADs-text-indent:86.1pt+ADs-line-height:8.0pt'+AD4APA-span style+AD0-'font-size:6.0pt+ADs- font-family:+ACI-Times New Roman+ACI-'+AD4-7.37+ACUAPA-o:p+AD4APA-/o:p+AD4APA-/span+AD4APA-/p+AD4- +ADw-/td+AD4- +ADw-td valign+AD0-top style+AD0-'border-top:none+ADs-border-left:none+ADs-border-bottom:solid black .5pt+ADs- border-right:solid black .5pt+ADs-background:+ACM-DFDFDF+ADs-padding:0in .1in 0in .1in'+AD4- +ADw-p align+AD0-right style+AD0-'margin-top:0in+ADs-margin-right:0in+ADs-margin-bottom:1.0pt+ADs- margin-left:0in+ADs-text-align:right+ADs-line-height:8.0pt'+AD4APA-span style+AD0-'font-size: 6.0pt+ADs-font-family:+ACI-Times New Roman+ACI-'+AD4-6.33+ACUAPA-o:p+AD4APA-/o:p+AD4APA-/span+AD4APA-/p+AD4- +ADw-/td+AD4- +ADw-/tr+AD4- +ADw-tr+AD4- +ADw-td width+AD0-170 valign+AD0-top style+AD0-'width:127.85pt+ADs-border:solid black .5pt+ADs- border-top:none+ADs-padding:0in .1in 0in .1in'+AD4- +ADw-p style+AD0-'margin:0in+ADs-margin-bottom:.0001pt+ADs-line-height:8.0pt'+AD4APA-b+AD4APA-span style+AD0-'font-size:6.0pt+ADs-font-family:+ACI-Times New Roman+ACI-'+AD4-Expected Administrative Fees (Including Servicing and Trustee Fees):+ADw-/span+AD4APA-/b+AD4APA-span style+AD0-'font-size:6.0pt+ADs-font-family:+ACI-Times New Roman+ACI-'+AD4APA-o:p+AD4APA-/o:p+AD4APA-/span+AD4APA-/p+AD4- +ADw-/td+AD4- +ADw-td width+AD0-171 valign+AD0-top style+AD0-'width:127.9pt+ADs-border-top:none+ADs-border-left: none+ADs-border-bottom:solid black .5pt+ADs-border-right:solid black .5pt+ADs-padding: 0in .1in 0in .1in'+AD4- +ADw-p style+AD0-'margin:0in+ADs-margin-bottom:.0001pt+ADs-text-indent:86.1pt+ADs-line-height: 8.0pt'+AD4APA-span style+AD0-'font-size:6.0pt+ADs-font-family:+ACI-Times New Roman+ACI-'+AD4-0.21+ACUAPA-o:p+AD4APA-/o:p+AD4APA-/span+AD4APA-/p+AD4- +ADw-/td+AD4- +ADw-td width+AD0-171 valign+AD0-top style+AD0-'width:127.9pt+ADs-border-top:none+ADs-border-left: none+ADs-border-bottom:solid black .5pt+ADs-border-right:solid black .5pt+ADs-padding: 0in .1in 0in .1in'+AD4- +ADw-p style+AD0-'margin:0in+ADs-margin-bottom:.0001pt+ADs-text-indent:86.1pt+ADs-line-height: 8.0pt'+AD4APA-span style+AD0-'font-size:6.0pt+ADs-font-family:+ACI-Times New Roman+ACI-'+AD4-0.23+ACUAPA-o:p+AD4APA-/o:p+AD4APA-/span+AD4APA-/p+AD4- +ADw-/td+AD4- +ADw-td width+AD0-171 valign+AD0-top style+AD0-'width:127.9pt+ADs-border-top:none+ADs-border-left: none+ADs-border-bottom:solid black .5pt+ADs-border-right:solid black .5pt+ADs-padding: 0in .1in 0in .1in'+AD4- +ADw-p style+AD0-'margin:0in+ADs-margin-bottom:.0001pt+ADs-text-indent:86.1pt+ADs-line-height: 8.0pt'+AD4APA-span style+AD0-'font-size:6.0pt+ADs-font-family:+ACI-Times New Roman+ACI-'+AD4-0.25+ACUAPA-o:p+AD4APA-/o:p+AD4APA-/span+AD4APA-/p+AD4- +ADw-/td+AD4- +ADw-td valign+AD0-top style+AD0-'border-top:none+ADs-border-left:none+ADs-border-bottom:solid black .5pt+ADs- border-right:solid black .5pt+ADs-background:+ACM-DFDFDF+ADs-padding:0in .1in 0in .1in'+AD4- +ADw-p align+AD0-right style+AD0-'margin:0in+ADs-margin-bottom:.0001pt+ADs-text-align:right+ADs- line-height:8.0pt'+AD4APA-span style+AD0-'font-size:6.0pt+ADs-font-family:+ACI-Times New Roman+ACI-'+AD4-0.23+ACUAPA-o:p+AD4APA-/o:p+AD4APA-/span+AD4APA-/p+AD4- +ADw-/td+AD4- +ADw-/tr+AD4- +ADw-tr+AD4- +ADw-td width+AD0-170 valign+AD0-top style+AD0-'width:127.85pt+ADs-border:solid black .5pt+ADs- border-top:none+ADs-padding:0in .1in 0in .1in'+AD4- +ADw-p style+AD0-'margin:0in+ADs-margin-bottom:.0001pt+ADs-line-height:8.0pt'+AD4APA-b+AD4APA-span style+AD0-'font-size:6.0pt+ADs-font-family:+ACI-Times New Roman+ACI-'+AD4-Weighted Average Amortized Term To Maturity (Months):+ADw-/span+AD4APA-/b+AD4APA-span style+AD0-'font-size:6.0pt+ADs- font-family:+ACI-Times New Roman+ACI-'+AD4APA-o:p+AD4APA-/o:p+AD4APA-/span+AD4APA-/p+AD4- +ADw-/td+AD4- +ADw-td width+AD0-171 valign+AD0-top style+AD0-'width:127.9pt+ADs-border-top:none+ADs-border-left: none+ADs-border-bottom:solid black .5pt+ADs-border-right:solid black .5pt+ADs-padding: 0in .1in 0in .1in'+AD4- +ADw-p style+AD0-'margin:0in+ADs-margin-bottom:.0001pt+ADs-text-indent:80.1pt+ADs-line-height: 8.0pt'+AD4APA-span style+AD0-'font-size:6.0pt+ADs-font-family:+ACI-Times New Roman+ACI-'+AD4-358+ADw-o:p+AD4APA-/o:p+AD4APA-/span+AD4APA-/p+AD4- +ADw-/td+AD4- +ADw-td width+AD0-171 valign+AD0-top style+AD0-'width:127.9pt+ADs-border-top:none+ADs-border-left: none+ADs-border-bottom:solid black .5pt+ADs-border-right:solid black .5pt+ADs-padding: 0in .1in 0in .1in'+AD4- +ADw-p style+AD0-'margin:0in+ADs-margin-bottom:.0001pt+ADs-text-indent:80.1pt+ADs-line-height: 8.0pt'+AD4APA-span style+AD0-'font-size:6.0pt+ADs-font-family:+ACI-Times New Roman+ACI-'+AD4-334+ADw-o:p+AD4APA-/o:p+AD4APA-/span+AD4APA-/p+AD4- +ADw-/td+AD4- +ADw-td width+AD0-171 valign+AD0-top style+AD0-'width:127.9pt+ADs-border-top:none+ADs-border-left: none+ADs-border-bottom:solid black .5pt+ADs-border-right:solid black .5pt+ADs-padding: 0in .1in 0in .1in'+AD4- +ADw-p style+AD0-'margin:0in+ADs-margin-bottom:.0001pt+ADs-text-indent:80.1pt+ADs-line-height: 8.0pt'+AD4APA-span style+AD0-'font-size:6.0pt+ADs-font-family:+ACI-Times New Roman+ACI-'+AD4-294+ADw-o:p+AD4APA-/o:p+AD4APA-/span+AD4APA-/p+AD4- +ADw-/td+AD4- +ADw-td valign+AD0-top style+AD0-'border-top:none+ADs-border-left:none+ADs-border-bottom:solid black .5pt+ADs- border-right:solid black .5pt+ADs-background:+ACM-DFDFDF+ADs-padding:0in .1in 0in .1in'+AD4- +ADw-p align+AD0-right style+AD0-'margin:0in+ADs-margin-bottom:.0001pt+ADs-text-align:right+ADs- line-height:8.0pt'+AD4APA-span style+AD0-'font-size:6.0pt+ADs-font-family:+ACI-Times New Roman+ACI-'+AD4-338+ADw-o:p+AD4APA-/o:p+AD4APA-/span+AD4APA-/p+AD4- +ADw-/td+AD4- +ADw-/tr+AD4- +ADw-tr+AD4- +ADw-td width+AD0-170 valign+AD0-top style+AD0-'width:127.85pt+ADs-border:solid black .5pt+ADs- border-top:none+ADs-padding:0in .1in 0in .1in'+AD4- +ADw-p style+AD0-'margin:0in+ADs-margin-bottom:.0001pt+ADs-line-height:8.0pt'+AD4APA-b+AD4APA-span style+AD0-'font-size:6.0pt+ADs-font-family:+ACI-Times New Roman+ACI-'+AD4-Weighted Average Seasoning (Months):+ADw-/span+AD4APA-/b+AD4APA-span style+AD0-'font-size:6.0pt+ADs-font-family:+ACI-Times New Roman+ACI-'+AD4APA-o:p+AD4APA-/o:p+AD4APA-/span+AD4APA-/p+AD4- +ADw-/td+AD4- +ADw-td width+AD0-171 valign+AD0-top style+AD0-'width:127.9pt+ADs-border-top:none+ADs-border-left: none+ADs-border-bottom:solid black .5pt+ADs-border-right:solid black .5pt+ADs-padding: 0in .1in 0in .1in'+AD4- +ADw-p style+AD0-'margin:0in+ADs-margin-bottom:.0001pt+ADs-text-indent:86.1pt+ADs-line-height: 8.0pt'+AD4APA-span style+AD0-'font-size:6.0pt+ADs-font-family:+ACI-Times New Roman+ACI-'+AD4-1+ADw-o:p+AD4APA-/o:p+AD4APA-/span+AD4APA-/p+AD4- +ADw-/td+AD4- +ADw-td width+AD0-171 valign+AD0-top style+AD0-'width:127.9pt+ADs-border-top:none+ADs-border-left: none+ADs-border-bottom:solid black .5pt+ADs-border-right:solid black .5pt+ADs-padding: 0in .1in 0in .1in'+AD4- +ADw-p style+AD0-'margin:0in+ADs-margin-bottom:.0001pt+ADs-text-indent:83.1pt+ADs-line-height: 8.0pt'+AD4APA-span style+AD0-'font-size:6.0pt+ADs-font-family:+ACI-Times New Roman+ACI-'+AD4-20+ADw-o:p+AD4APA-/o:p+AD4APA-/span+AD4APA-/p+AD4- +ADw-/td+AD4- +ADw-td width+AD0-171 valign+AD0-top style+AD0-'width:127.9pt+ADs-border-top:none+ADs-border-left: none+ADs-border-bottom:solid black .5pt+ADs-border-right:solid black .5pt+ADs-padding: 0in .1in 0in .1in'+AD4- +ADw-p style+AD0-'margin:0in+ADs-margin-bottom:.0001pt+ADs-text-indent:83.1pt+ADs-line-height: 8.0pt'+AD4APA-span style+AD0-'font-size:6.0pt+ADs-font-family:+ACI-Times New Roman+ACI-'+AD4-55+ADw-o:p+AD4APA-/o:p+AD4APA-/span+AD4APA-/p+AD4- +ADw-/td+AD4- +ADw-td valign+AD0-top style+AD0-'border-top:none+ADs-border-left:none+ADs-border-bottom:solid black .5pt+ADs- border-right:solid black .5pt+ADs-background:+ACM-DFDFDF+ADs-padding:0in .1in 0in .1in'+AD4- +ADw-p align+AD0-right style+AD0-'margin:0in+ADs-margin-bottom:.0001pt+ADs-text-align:right+ADs- line-height:8.0pt'+AD4APA-span style+AD0-'font-size:6.0pt+ADs-font-family:+ACI-Times New Roman+ACI-'+AD4-17+ADw-o:p+AD4APA-/o:p+AD4APA-/span+AD4APA-/p+AD4- +ADw-/td+AD4- +ADw-/tr+AD4- +ADw-tr+AD4- +ADw-td width+AD0-170 valign+AD0-top style+AD0-'width:127.85pt+ADs-border:solid black .5pt+ADs- border-top:none+ADs-padding:0in .1in 0in .1in'+AD4- +ADw-p style+AD0-'margin:0in+ADs-margin-bottom:.0001pt+ADs-line-height:8.0pt'+AD4APA-b+AD4APA-span style+AD0-'font-size:6.0pt+ADs-font-family:+ACI-Times New Roman+ACI-'+AD4-Weighted Average Current Loan-To-Value Ratio:+ADw-/span+AD4APA-/b+AD4APA-span style+AD0-'font-size:6.0pt+ADs- font-family:+ACI-Times New Roman+ACI-'+AD4APA-o:p+AD4APA-/o:p+AD4APA-/span+AD4APA-/p+AD4- +ADw-/td+AD4- +ADw-td width+AD0-171 valign+AD0-top style+AD0-'width:127.9pt+ADs-border-top:none+ADs-border-left: none+ADs-border-bottom:solid black .5pt+ADs-border-right:solid black .5pt+ADs-padding: 0in .1in 0in .1in'+AD4- +ADw-p style+AD0-'margin:0in+ADs-margin-bottom:.0001pt+ADs-text-indent:78.1pt+ADs-line-height: 8.0pt'+AD4APA-span style+AD0-'font-size:6.0pt+ADs-font-family:+ACI-Times New Roman+ACI-'+AD4-68+ACUAPA-o:p+AD4APA-/o:p+AD4APA-/span+AD4APA-/p+AD4- +ADw-/td+AD4- +ADw-td width+AD0-171 valign+AD0-top style+AD0-'width:127.9pt+ADs-border-top:none+ADs-border-left: none+ADs-border-bottom:solid black .5pt+ADs-border-right:solid black .5pt+ADs-padding: 0in .1in 0in .1in'+AD4- +ADw-p style+AD0-'margin:0in+ADs-margin-bottom:.0001pt+ADs-text-indent:78.1pt+ADs-line-height: 8.0pt'+AD4APA-span style+AD0-'font-size:6.0pt+ADs-font-family:+ACI-Times New Roman+ACI-'+AD4-70+ACUAPA-o:p+AD4APA-/o:p+AD4APA-/span+AD4APA-/p+AD4- +ADw-/td+AD4- +ADw-td width+AD0-171 valign+AD0-top style+AD0-'width:127.9pt+ADs-border-top:none+ADs-border-left: none+ADs-border-bottom:solid black .5pt+ADs-border-right:solid black .5pt+ADs-padding: 0in .1in 0in .1in'+AD4- +ADw-p style+AD0-'margin:0in+ADs-margin-bottom:.0001pt+ADs-text-indent:78.1pt+ADs-line-height: 8.0pt'+AD4APA-span style+AD0-'font-size:6.0pt+ADs-font-family:+ACI-Times New Roman+ACI-'+AD4-68+ACUAPA-o:p+AD4APA-/o:p+AD4APA-/span+AD4APA-/p+AD4- +ADw-/td+AD4- +ADw-td valign+AD0-top style+AD0-'border-top:none+ADs-border-left:none+ADs-border-bottom:solid black .5pt+ADs- border-right:solid black .5pt+ADs-background:+ACM-DFDFDF+ADs-padding:0in .1in 0in .1in'+AD4- +ADw-p align+AD0-right style+AD0-'margin:0in+ADs-margin-bottom:.0001pt+ADs-text-align:right+ADs- line-height:8.0pt'+AD4APA-span style+AD0-'font-size:6.0pt+ADs-font-family:+ACI-Times New Roman+ACI-'+AD4-69+ACUAPA-o:p+AD4APA-/o:p+AD4APA-/span+AD4APA-/p+AD4- +ADw-/td+AD4- +ADw-/tr+AD4- +ADw-tr+AD4- +ADw-td width+AD0-170 valign+AD0-top style+AD0-'width:127.85pt+ADs-border:solid black .5pt+ADs- border-top:none+ADs-padding:0in .1in 0in .1in'+AD4- +ADw-p style+AD0-'margin:0in+ADs-margin-bottom:.0001pt+ADs-line-height:8.0pt'+AD4APA-b+AD4APA-span style+AD0-'font-size:6.0pt+ADs-font-family:+ACI-Times New Roman+ACI-'+AD4-Owner Occupied:+ADw-/span+AD4APA-/b+AD4APA-span style+AD0-'font-size:6.0pt+ADs-font-family:+ACI-Times New Roman+ACI-'+AD4APA-o:p+AD4APA-/o:p+AD4APA-/span+AD4APA-/p+AD4- +ADw-/td+AD4- +ADw-td width+AD0-171 valign+AD0-top style+AD0-'width:127.9pt+ADs-border-top:none+ADs-border-left: none+ADs-border-bottom:solid black .5pt+ADs-border-right:solid black .5pt+ADs-padding: 0in .1in 0in .1in'+AD4- +ADw-p style+AD0-'margin:0in+ADs-margin-bottom:.0001pt+ADs-text-indent:78.1pt+ADs-line-height: 8.0pt'+AD4APA-span style+AD0-'font-size:6.0pt+ADs-font-family:+ACI-Times New Roman+ACI-'+AD4-96+ACUAPA-o:p+AD4APA-/o:p+AD4APA-/span+AD4APA-/p+AD4- +ADw-/td+AD4- +ADw-td width+AD0-171 valign+AD0-top style+AD0-'width:127.9pt+ADs-border-top:none+ADs-border-left: none+ADs-border-bottom:solid black .5pt+ADs-border-right:solid black .5pt+ADs-padding: 0in .1in 0in .1in'+AD4- +ADw-p style+AD0-'margin:0in+ADs-margin-bottom:.0001pt+ADs-text-indent:78.1pt+ADs-line-height: 8.0pt'+AD4APA-span style+AD0-'font-size:6.0pt+ADs-font-family:+ACI-Times New Roman+ACI-'+AD4-92+ACUAPA-o:p+AD4APA-/o:p+AD4APA-/span+AD4APA-/p+AD4- +ADw-/td+AD4- +ADw-td width+AD0-171 valign+AD0-top style+AD0-'width:127.9pt+ADs-border-top:none+ADs-border-left: none+ADs-border-bottom:solid black .5pt+ADs-border-right:solid black .5pt+ADs-padding: 0in .1in 0in .1in'+AD4- +ADw-p style+AD0-'margin:0in+ADs-margin-bottom:.0001pt+ADs-text-indent:78.1pt+ADs-line-height: 8.0pt'+AD4-+ADw-span style+AD0-'font-size:6.0pt+ADs-font-family:+ACI-Times New Roman+ACI-'+AD4-94+ACUAPA-o:p+AD4APA-/o:p+AD4APA-/span+AD4APA-/p+AD4- +ADw-/td+AD4- +ADw-td valign+AD0-top style+AD0-'border-top:none+ADs-border-left:none+ADs-border-bottom:solid black .5pt+ADs- border-right:solid black .5pt+ADs-background:+ACM-DFDFDF+ADs-padding:0in .1in 0in .1in'+AD4- +ADw-p align+AD0-right style+AD0-'margin:0in+ADs-margin-bottom:.0001pt+ADs-text-align:right+ADs- line-height:8.0pt'+AD4APA-span style+AD0-'font-size:6.0pt+ADs-font-family:+ACI-Times New Roman+ACI-'+AD4-93+ACUAPA-o:p+AD4APA-/o:p+AD4APA-/span+AD4APA-/p+AD4- +ADw-/td+AD4- +ADw-/tr+AD4- +ADw-tr+AD4- +ADw-td width+AD0-170 valign+AD0-top style+AD0-'width:127.85pt+ADs-border:solid black .5pt+ADs- border-top:none+ADs-padding:0in .1in 0in .1in'+AD4- +ADw-p style+AD0-'margin:0in+ADs-margin-bottom:.0001pt+ADs-line-height:8.0pt'+AD4APA-b+AD4APA-u+AD4APA-span style+AD0-'font-size:6.0pt+ADs-font-family:+ACI-Times New Roman+ACIAOw-color:blue'+AD4-Cash-out Refi / Refi Total:+ADw-/span+AD4APA-/u+AD4APA-/b+AD4APA-span style+AD0-'font-size:6.0pt+ADs-font-family: +ACI-Times New Roman+ACIAOw-color:blue'+AD4APA-o:p+AD4APA-/o:p+AD4APA-/span+AD4APA-/p+AD4- +ADw-/td+AD4- +ADw-td width+AD0-171 valign+AD0-top style+AD0-'width:127.9pt+ADs-border-top:none+ADs-border-left: none+ADs-border-bottom:solid black .5pt+ADs-border-right:solid black .5pt+ADs-padding: 0in .1in 0in .1in'+AD4- +ADw-p style+AD0-'margin:0in+ADs-margin-bottom:.0001pt+ADs-text-indent:62.45pt+ADs-line-height: 8.0pt'+AD4APA-span style+AD0-'font-size:6.0pt+ADs-font-family:+ACI-Times New Roman+ACIAOw-color:black'+AD4-17+ACU- / 56+ACUAPA-/span+AD4APA-span style+AD0-'font-size:6.0pt+ADs-font-family:+ACI-Times New Roman+ACIAOw- color:blue'+AD4APA-o:p+AD4APA-/o:p+AD4APA-/span+AD4APA-/p+AD4- +ADw-/td+AD4- +ADw-td width+AD0-171 valign+AD0-top style+AD0-'width:127.9pt+ADs-border-top:none+ADs-border-left: none+ADs-border-bottom:solid black .5pt+ADs-border-right:solid black .5pt+ADs-padding: 0in .1in 0in .1in'+AD4- +ADw-p style+AD0-'margin:0in+ADs-margin-bottom:.0001pt+ADs-text-indent:62.45pt+ADs-line-height: 8.0pt'+AD4APA-span style+AD0-'font-size:6.0pt+ADs-font-family:+ACI-Times New Roman+ACI-'+AD4-14+ACU- / 40+ACUAPA-o:p+AD4APA-/o:p+AD4APA-/span+AD4APA-/p+AD4- +ADw-/td+AD4- +ADw-td width+AD0-171 valign+AD0-top style+AD0-'width:127.9pt+ADs-border-top:none+ADs-border-left: none+ADs-border-bottom:solid black .5pt+ADs-border-right:solid black .5pt+ADs-padding: 0in .1in 0in .1in'+AD4- +ADw-p style+AD0-'margin:0in+ADs-margin-bottom:.0001pt+ADs-text-indent:62.45pt+ADs-line-height: 8.0pt'+AD4APA-span style+AD0-'font-size:6.0pt+ADs-font-family:+ACI-Times New Roman+ACI-'+AD4-19+ACU- / 47+ACUAPA-o:p+AD4APA-/o:p+AD4APA-/span+AD4APA-/p+AD4- +ADw-/td+AD4- +ADw-td valign+AD0-top style+AD0-'border-top:none+ADs-border-left:none+ADs-border-bottom:solid black .5pt+ADs- border-right:solid black .5pt+ADs-background:+ACM-DFDFDF+ADs-padding:0in .1in 0in .1in'+AD4- +ADw-p align+AD0-right style+AD0-'margin:0in+ADs-margin-bottom:.0001pt+ADs-text-align:right+ADs- line-height:8.0pt'+AD4APA-span style+AD0-'font-size:6.0pt+ADs-font-family:+ACI-Times New Roman+ACI-'+AD4-16+ACU- / 47+ACUAPA-o:p+AD4APA-/o:p+AD4APA-/span+AD4APA-/p+AD4- +ADw-/td+AD4- +ADw-/tr+AD4- +ADw-tr+AD4- +ADw-td width+AD0-170 valign+AD0-top style+AD0-'width:127.85pt+ADs-border:solid black .5pt+ADs- border-top:none+ADs-padding:0in .1in 0in .1in'+AD4- +ADw-p style+AD0-'margin:0in+ADs-margin-bottom:.0001pt+ADs-line-height:8.0pt'+AD4APA-b+AD4APA-u+AD4APA-span style+AD0-'font-size:6.0pt+ADs-font-family:+ACI-Times New Roman+ACIAOw-color:blue'+AD4-Single Family and PUD:+ADw-/span+AD4APA-/u+AD4APA-/b+AD4APA-span style+AD0-'font-size:6.0pt+ADs-font-family:+ACI-Times New Roman+ACIAOw- color:blue'+AD4APA-o:p+AD4APA-/o:p+AD4APA-/span+AD4APA-/p+AD4- +ADw-/td+AD4- +ADw-td width+AD0-171 valign+AD0-top style+AD0-'width:127.9pt+ADs-border-top:none+ADs-border-left: none+ADs-border-bottom:solid black .5pt+ADs-border-right:solid black .5pt+ADs-padding: 0in .1in 0in .1in'+AD4- +ADw-p style+AD0-'margin:0in+ADs-margin-bottom:.0001pt+ADs-text-indent:78.1pt+ADs-line-height: 8.0pt'+AD4APA-span style+AD0-'font-size:6.0pt+ADs-font-family:+ACI-Times New Roman+ACIAOw-color:black'+AD4-93+ACUAPA-/span+AD4APA-span style+AD0-'font-size:6.0pt+ADs-font-family:+ACI-Times New Roman+ACIAOw-color:blue'+AD4APA-o:p+AD4APA-/o:p+AD4APA-/span+AD4APA-/p+AD4- +ADw-/td+AD4- +ADw-td width+AD0-171 valign+AD0-top style+AD0-'width:127.9pt+ADs-border-top:none+ADs-border-left: none+ADs-border-bottom:solid black .5pt+ADs-border-right:solid black .5pt+ADs-padding: 0in .1in 0in .1in'+AD4- +ADw-p style+AD0-'margin:0in+ADs-margin-bottom:.0001pt+ADs-text-indent:78.1pt+ADs-line-height: 8.0pt'+AD4APA-span style+AD0-'font-size:6.0pt+ADs-font-family:+ACI-Times New Roman+ACI-'+AD4-90+ACUAPA-o:p+AD4APA-/o:p+AD4APA-/span+AD4APA-/p+AD4- +ADw-/td+AD4- +ADw-td width+AD0-171 valign+AD0-top style+AD0-'width:127.9pt+ADs-border-top:none+ADs-border-left: none+ADs-border-bottom:solid black .5pt+ADs-border-right:solid black .5pt+ADs-padding: 0in .1in 0in .1in'+AD4- +ADw-p style+AD0-'margin:0in+ADs-margin-bottom:.0001pt+ADs-text-indent:78.1pt+ADs-line-height: 8.0pt'+AD4APA-span style+AD0-'font-size:6.0pt+ADs-font-family:+ACI-Times New Roman+ACI-'+AD4-92+ACUAPA-o:p+AD4APA-/o:p+AD4APA-/span+AD4APA-/p+AD4- +ADw-/td+AD4- +ADw-td valign+AD0-top style+AD0-'border-top:none+ADs-border-left:none+ADs-border-bottom:solid black .5pt+ADs- border-right:solid black .5pt+ADs-background:+ACM-DFDFDF+ADs-padding:0in .1in 0in .1in'+AD4- +ADw-p align+AD0-right style+AD0-'margin:0in+ADs-margin-bottom:.0001pt+ADs-text-align:right+ADs- line-height:8.0pt'+AD4APA-span style+AD0-'font-size:6.0pt+ADs-font-family:+ACI-Times New Roman+ACI-'+AD4-91+ACUAPA-o:p+AD4APA-/o:p+AD4APA-/span+AD4APA-/p+AD4- +ADw-/td+AD4- +ADw-/tr+AD4- +ADw-tr+AD4- +ADw-td width+AD0-170 valign+AD0-top style+AD0-'width:127.85pt+ADs-border:solid black .5pt+ADs- border-top:none+ADs-padding:0in .1in 0in .1in'+AD4- +ADw-p style+AD0-'margin:0in+ADs-margin-bottom:.0001pt+ADs-line-height:8.0pt'+AD4APA-b+AD4APA-u+AD4APA-span style+AD0-'font-size:6.0pt+ADs-font-family:+ACI-Times New Roman+ACIAOw-color:blue'+AD4-Current FICO:+ADw-/span+AD4APA-/u+AD4APA-/b+AD4APA-span style+AD0-'font-size:6.0pt+ADs-font-family:+ACI-Times New Roman+ACIAOw- color:blue'+AD4APA-o:p+AD4APA-/o:p+AD4APA-/span+AD4APA-/p+AD4- +ADw-/td+AD4- +ADw-td width+AD0-171 valign+AD0-top style+AD0-'width:127.9pt+ADs-border-top:none+ADs-border-left: none+ADs-border-bottom:solid black .5pt+ADs-border-right:solid black .5pt+ADs-padding: 0in .1in 0in .1in'+AD4- +ADw-p style+AD0-'margin:0in+ADs-margin-bottom:.0001pt+ADs-text-indent:80.1pt+ADs-line-height: 8.0pt'+AD4APA-span style+AD0-'font-size:6.0pt+ADs-font-family:+ACI-Times New Roman+ACIAOw-color:black'+AD4-734+ADw-/span+AD4APA-span style+AD0-'font-size:6.0pt+ADs-font-family:+ACI-Times New Roman+ACIAOw-color:blue'+AD4APA-o:p+AD4APA-/o:p+AD4APA-/span+AD4APA-/p+AD4- +ADw-/td+AD4- +ADw-td width+AD0-171 valign+AD0-top style+AD0-'width:127.9pt+ADs-border-top:none+ADs-border-left: none+ADs-border-bottom:solid black .5pt+ADs-border-right:solid black .5pt+ADs-padding: 0in .1in 0in .1in'+AD4- +ADw-p style+AD0-'margin:0in+ADs-margin-bottom:.0001pt+ADs-text-indent:80.1pt+ADs-line-height: 8.0pt'+AD4APA-span style+AD0-'font-size:6.0pt+ADs-font-family:+ACI-Times New Roman+ACI-'+AD4-727+ADw-o:p+AD4APA-/o:p+AD4APA-/span+AD4APA-/p+AD4- +ADw-/td+AD4- +ADw-td width+AD0-171 valign+AD0-top style+AD0-'width:127.9pt+ADs-border-top:none+ADs-border-left: none+ADs-border-bottom:solid black .5pt+ADs-border-right:solid black .5pt+ADs-padding: 0in .1in 0in .1in'+AD4- +ADw-p style+AD0-'margin:0in+ADs-margin-bottom:.0001pt+ADs-text-indent:80.1pt+ADs-line-height: 8.0pt'+AD4APA-span style+AD0-'font-size:6.0pt+ADs-font-family:+ACI-Times New Roman+ACI-'+AD4-697+ADw-o:p+AD4APA-/o:p+AD4APA-/span+AD4APA-/p+AD4- +ADw-/td+AD4- +ADw-td valign+AD0-top style+AD0-'border-top:none+ADs-border-left:none+ADs-border-bottom:solid black .5pt+ADs- border-right:solid black .5pt+ADs-background:+ACM-DFDFDF+ADs-padding:0in .1in 0in .1in'+AD4- +ADw-p align+AD0-right style+AD0-'margin:0in+ADs-margin-bottom:.0001pt+ADs-text-align:right+ADs- line-height:8.0pt'+AD4APA-span style+AD0-'font-size:6.0pt+ADs-font-family:+ACI-Times New Roman+ACI-'+AD4-725+ADw-o:p+AD4APA-/o:p+AD4APA-/span+AD4APA-/p+AD4- +ADw-/td+AD4- +ADw-/tr+AD4- +ADw-tr+AD4- +ADw-td width+AD0-170 valign+AD0-top style+AD0-'width:127.85pt+ADs-border:solid black .5pt+ADs- border-top:none+ADs-padding:0in .1in 0in .1in'+AD4- +ADw-p style+AD0-'margin:0in+ADs-margin-bottom:.0001pt+ADs-line-height:8.0pt'+AD4APA-b+AD4APA-u+AD4APA-span style+AD0-'font-size:6.0pt+ADs-font-family:+ACI-Times New Roman+ACIAOw-color:blue'+AD4-California Concentration:+ADw-/span+AD4APA-/u+AD4APA-/b+AD4APA-span style+AD0-'font-size:6.0pt+ADs-font-family:+ACI-Times New Roman+ACIAOw- color:blue'+AD4APA-o:p+AD4APA-/o:p+AD4APA-/span+AD4APA-/p+AD4- +ADw-/td+AD4- +ADw-td width+AD0-171 valign+AD0-top style+AD0-'width:127.9pt+ADs-border-top:none+ADs-border-left: none+ADs-border-bottom:solid black .5pt+ADs-border-right:solid black .5pt+ADs-padding: 0in .1in 0in .1in'+AD4- +ADw-p style+AD0-'margin:0in+ADs-margin-bottom:.0001pt+ADs-text-indent:78.1pt+ADs-line-height: 8.0pt'+AD4APA-span style+AD0-'font-size:6.0pt+ADs-font-family:+ACI-Times New Roman+ACIAOw-color:blue'+AD4-49+ACUAPA-o:p+AD4APA-/o:p+AD4APA-/span+AD4APA-/p+AD4- +ADw-/td+AD4- +ADw-td width+AD0-171 valign+AD0-top style+AD0-'width:127.9pt+ADs-border-top:none+ADs-border-left: none+ADs-border-bottom:solid black .5pt+ADs-border-right:solid black .5pt+ADs-padding: 0in .1in 0in .1in'+AD4- +ADw-p style+AD0-'margin:0in+ADs-margin-bottom:.0001pt+ADs-text-indent:78.1pt+ADs-line-height: 8.0pt'+AD4APA-span style+AD0-'font-size:6.0pt+ADs-font-family:+ACI-Times New Roman+ACI-'+AD4-34+ACUAPA-o:p+AD4APA-/o:p+AD4APA-/span+AD4APA-/p+AD4- +ADw-/td+AD4- +ADw-td width+AD0-171 valign+AD0-top style+AD0-'width:127.9pt+ADs-border-top:none+ADs-border-left: none+ADs-border-bottom:solid black .5pt+ADs-border-right:solid black .5pt+ADs-padding: 0in .1in 0in .1in'+AD4- +ADw-p style+AD0-'margin:0in+ADs-margin-bottom:.0001pt+ADs-text-indent:78.1pt+ADs-line-height: 8.0pt'+AD4APA-span style+AD0-'font-size:6.0pt+ADs-font-family:+ACI-Times New Roman+ACI-'+AD4-22+ACUAPA-o:p+AD4APA-/o:p+AD4APA-/span+AD4APA-/p+AD4- +ADw-/td+AD4- +ADw-td valign+AD0-top style+AD0-'border-top:none+ADs-border-left:none+ADs-border-bottom:solid black .5pt+ADs- border-right:solid black .5pt+ADs-background:+ACM-DFDFDF+ADs-padding:0in .1in 0in .1in'+AD4- +ADw-p align+AD0-right style+AD0-'margin:0in+ADs-margin-bottom:.0001pt+ADs-text-align:right+ADs- line-height:8.0pt'+AD4APA-span style+AD0-'font-size:6.0pt+ADs-font-family:+ACI-Times New Roman+ACI-'+AD4-39+ACUAPA-o:p+AD4APA-/o:p+AD4APA-/span+AD4APA-/p+AD4- +ADw-/td+AD4- +ADw-/tr+AD4- +ADw-tr+AD4- +ADw-td width+AD0-170 valign+AD0-top style+AD0-'width:127.85pt+ADs-border:solid black .5pt+ADs- border-top:none+ADs-padding:0in .1in 0in .1in'+AD4- +ADw-p style+AD0-'margin:0in+ADs-margin-bottom:.0001pt+ADs-line-height:8.0pt'+AD4APA-b+AD4APA-u+AD4APA-span style+AD0-'font-size:6.0pt+ADs-font-family:+ACI-Times New Roman+ACIAOw-color:blue'+AD4-Servicers +ACY-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADs-Cendant:+ADw-/span+AD4APA-/u+AD4APA-/b+AD4APA-span style+AD0-'font-size:6.0pt+ADs-font-family:+ACI-Times New Roman+ACIAOw-color:blue'+AD4APA-o:p+AD4APA-/o:p+AD4APA-/span+AD4APA-/p+AD4- +ADw-p style+AD0-'margin:0in+ADs-margin-bottom:.0001pt+ADs-line-height:8.0pt'+AD4APA-b+AD4APA-u+AD4APA-span style+AD0-'font-size:6.0pt+ADs-font-family:+ACI-Times New Roman+ACIAOw-color:blue'+AD4AJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADs-Countrywide:+ADw-/span+AD4APA-/u+AD4APA-/b+AD4APA-span style+AD0-'font-size:6.0pt+ADs-font-family:+ACI-Times New Roman+ACIAOw-color:blue'+AD4APA-o:p+AD4APA-/o:p+AD4APA-/span+AD4APA-/p+AD4- +ADw-p style+AD0-'margin:0in+ADs-margin-bottom:.0001pt+ADs-line-height:8.0pt'+AD4APA-b+AD4APA-u+AD4APA-span style+AD0-'font-size:6.0pt+ADs-font-family:+ACI-Times New Roman+ACIAOw-color:blue'+AD4AJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADs-Chase:+ADw-/span+AD4APA-/u+AD4APA-/b+AD4APA-span style+AD0-'font-size:6.0pt+ADs-font-family:+ACI-Times New Roman+ACIAOw-color:blue'+AD4APA-o:p+AD4APA-/o:p+AD4APA-/span+AD4APA-/p+AD4- +ADw-p style+AD0-'margin:0in+ADs-margin-bottom:.0001pt+ADs-line-height:8.0pt'+AD4APA-b+AD4APA-u+AD4APA-span style+AD0-'font-size:6.0pt+ADs-font-family:+ACI-Times New Roman+ACIAOw-color:blue'+AD4AJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADs-IndyMac:+ADw-/span+AD4APA-/u+AD4APA-/b+AD4APA-span style+AD0-'font-size:6.0pt+ADs-font-family:+ACI-Times New Roman+ACIAOw-color:blue'+AD4APA-o:p+AD4APA-/o:p+AD4APA-/span+AD4APA-/p+AD4- +ADw-p style+AD0-'margin:0in+ADs-margin-bottom:.0001pt+ADs-line-height:8.0pt'+AD4APA-b+AD4APA-u+AD4APA-span style+AD0-'font-size:6.0pt+ADs-font-family:+ACI-Times New Roman+ACIAOw-color:blue'+AD4AJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADs-ABN AMRO:+ADw-/span+AD4APA-/u+AD4APA-/b+AD4APA-span style+AD0-'font-size:6.0pt+ADs-font-family:+ACI-Times New Roman+ACIAOw- color:blue'+AD4APA-o:p+AD4APA-/o:p+AD4APA-/span+AD4APA-/p+AD4- +ADw-p style+AD0-'margin:0in+ADs-margin-bottom:.0001pt+ADs-line-height:8.0pt'+AD4APA-b+AD4APA-u+AD4APA-span style+AD0-'font-size:6.0pt+ADs-font-family:+ACI-Times New Roman+ACIAOw-color:blue'+AD4AJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADsAJg-nbsp+ADs-Wells Fargo:+ADw-/span+AD4APA-/u+AD4APA-/b+AD4APA-span style+AD0-'font-size:6.0pt+ADs-font-family:+ACI-Times New Roman+ACIAOw- color:blue'+AD4APA-o:p+AD4APA-/o:p+AD4APA-/span+AD4APA-/p+AD4- +ADw-/td+AD4- +ADw-td width+AD0-171 valign+AD0-top style+AD0-'width:127.9pt+ADs-border-top:none+ADs-border-left: none+ADs-border-bottom:solid black .5pt+ADs-border-right:solid black .5pt+ADs-padding: 0in .1in 0in .1in'+AD4- +ADw-p align+AD0-right style+AD0-'margin:0in+ADs-margin-bottom:.0001pt+ADs-text-align:right+ADs- line-height:8.0pt'+AD4APA-span style+AD0-'font-size:6.0pt+ADs-font-family:+ACI-Times New Roman+ACIAOw- color:blue'+AD4-44+ACUAPA-o:p+AD4APA-/o:p+AD4APA-/span+AD4APA-/p+AD4- +ADw-p align+AD0-right style+AD0-'margin:0in+ADs-margin-bottom:.0001pt+ADs-text-align:right+ADs- line-height:8.0pt'+AD4APA-span style+AD0-'font-size:6.0pt+ADs-font-family:+ACI-Times New Roman+ACIAOw- color:blue'+AD4-44+ACUAPA-o:p+AD4APA-/o:p+AD4APA-/span+AD4APA-/p+AD4- +ADw-p align+AD0-right style+AD0-'margin:0in+ADs-margin-bottom:.0001pt+ADs-text-align:right+ADs- line-height:8.0pt'+AD4APA-span style+AD0-'font-size:6.0pt+ADs-font-family:+ACI-Times New Roman+ACIAOw- color:blue'+AD4-0+ACUAPA-o:p+AD4APA-/o:p+AD4APA-/span+AD4APA-/p+AD4- +ADw-p align+AD0-right style+AD0-'margin:0in+ADs-margin-bottom:.0001pt+ADs-text-align:right+ADs- line-height:8.0pt'+AD4APA-span style+AD0-'font-size:6.0pt+ADs-font-family:+ACI-Times New Roman+ACIAOw- color:blue'+AD4-13+ACUAPA-o:p+AD4APA-/o:p+AD4APA-/span+AD4APA-/p+AD4- +ADw-p align+AD0-right style+AD0-'margin:0in+ADs-margin-bottom:.0001pt+ADs-text-align:right+ADs- line-height:8.0pt'+AD4APA-span style+AD0-'font-size:6.0pt+ADs-font-family:+ACI-Times New Roman+ACIAOw- color:blue'+AD4-0+ACUAPA-o:p+AD4APA-/o:p+AD4APA-/span+AD4APA-/p+AD4- +ADw-p align+AD0-right style+AD0-'margin:0in+ADs-margin-bottom:.0001pt+ADs-text-align:right+ADs- line-height:8.0pt'+AD4APA-span style+AD0-'font-size:6.0pt+ADs-font-family:+ACI-Times New Roman+ACIAOw- color:blue'+AD4-0+ACUAPA-o:p+AD4APA-/o:p+AD4APA-/span+AD4APA-/p+AD4- +ADw-/td+AD4- +ADw-td width+AD0-171 valign+AD0-top style+AD0-'width:127.9pt+ADs-border-top:none+ADs-border-left: none+ADs-border-bottom:solid black .5pt+ADs-border-right:solid black .5pt+ADs-padding: 0in .1in 0in .1in'+AD4- +ADw-p align+AD0-right style+AD0-'margin:0in+ADs-margin-bottom:.0001pt+ADs-text-align:right+ADs- line-height:8.0pt'+AD4APA-span style+AD0-'font-size:6.0pt+ADs-font-family:+ACI-Times New Roman+ACI-'+AD4-39+ACUAPA-o:p+AD4APA-/o:p+AD4APA-/span+AD4APA-/p+AD4- +ADw-p align+AD0-right style+AD0-'margin:0in+ADs-margin-bottom:.0001pt+ADs-text-align:right+ADs- line-height:8.0pt'+AD4APA-span style+AD0-'font-size:6.0pt+ADs-font-family:+ACI-Times New Roman+ACI-'+AD4-24+ACUAPA-o:p+AD4APA-/o:p+AD4APA-/span+AD4APA-/p+AD4- +ADw-p align+AD0-right style+AD0-'margin:0in+ADs-margin-bottom:.0001pt+ADs-text-align:right+ADs- line-height:8.0pt'+AD4APA-span style+AD0-'font-size:6.0pt+ADs-font-family:+ACI-Times New Roman+ACI-'+AD4-19+ACUAPA-o:p+AD4APA-/o:p+AD4APA-/span+AD4APA-/p+AD4- +ADw-p align+AD0-right style+AD0-'margin:0in+ADs-margin-bottom:.0001pt+ADs-text-align:right+ADs- line-height:8.0pt'+AD4APA-span style+AD0-'font-size:6.0pt+ADs-font-family:+ACI-Times New Roman+ACI-'+AD4-5+ACUAPA-o:p+AD4APA-/o:p+AD4APA-/span+AD4APA-/p+AD4- +ADw-p align+AD0-right style+AD0-'margin:0in+ADs-margin-bottom:.0001pt+ADs-text-align:right+ADs- line-height:8.0pt'+AD4APA-span style+AD0-'font-size:6.0pt+ADs-font-family:+ACI-Times New Roman+ACI-'+AD4-8+ACUAPA-o:p+AD4APA-/o:p+AD4APA-/span+AD4APA-/p+AD4- +ADw-p align+AD0-right style+AD0-'margin:0in+ADs-margin-bottom:.0001pt+ADs-text-align:right+ADs- line-height:8.0pt'+AD4APA-span style+AD0-'font-size:6.0pt+ADs-font-family:+ACI-Times New Roman+ACI-'+AD4-5+ACUAPA-o:p+AD4APA-/o:p+AD4APA-/span+AD4APA-/p+AD4- +ADw-/td+AD4- +ADw-td width+AD0-171 valign+AD0-top style+AD0-'width:127.9pt+ADs-border-top:none+ADs-border-left: none+ADs-border-bottom:solid black .5pt+ADs-border-right:solid black .5pt+ADs-padding: 0in .1in 0in .1in'+AD4- +ADw-p align+AD0-right style+AD0-'margin:0in+ADs-margin-bottom:.0001pt+ADs-text-align:right+ADs- line-height:8.0pt'+AD4APA-span style+AD0-'font-size:6.0pt+ADs-font-family:+ACI-Times New Roman+ACI-'+AD4-6+ACUAPA-o:p+AD4APA-/o:p+AD4APA-/span+AD4APA-/p+AD4- +ADw-p align+AD0-right style+AD0-'margin:0in+ADs-margin-bottom:.0001pt+ADs-text-align:right+ADs- line-height:8.0pt'+AD4APA-span style+AD0-'font-size:6.0pt+ADs-font-family:+ACI-Times New Roman+ACI-'+AD4-0+ACUAPA-o:p+AD4APA-/o:p+AD4APA-/span+AD4APA-/p+AD4- +ADw-p align+AD0-right style+AD0-'margin:0in+ADs-margin-bottom:.0001pt+ADs-text-align:right+ADs- line-height:8.0pt'+AD4APA-span style+AD0-'font-size:6.0pt+ADs-font-family:+ACI-Times New Roman+ACI-'+AD4-58+ACUAPA-o:p+AD4APA-/o:p+AD4APA-/span+AD4APA-/p+AD4- +ADw-p align+AD0-right style+AD0-'margin:0in+ADs-margin-bottom:.0001pt+ADs-text-align:right+ADs- line-height:8.0pt'+AD4APA-span style+AD0-'font-size:6.0pt+ADs-font-family:+ACI-Times New Roman+ACI-'+AD4-less than 1+ACUAPA-o:p+AD4APA-/o:p+AD4APA-/span+AD4APA-/p+AD4- +ADw-p align+AD0-right style+AD0-'margin:0in+ADs-margin-bottom:.0001pt+ADs-text-align:right+ADs- line-height:8.0pt'+AD4APA-span style+AD0-'font-size:6.0pt+ADs-font-family:+ACI-Times New Roman+ACI-'+AD4-23+ACUAPA-o:p+AD4APA-/o:p+AD4APA-/span+AD4APA-/p+AD4- +ADw-p align+AD0-right style+AD0-'margin:0in+ADs-margin-bottom:.0001pt+ADs-text-align:right+ADs- line-height:8.0pt'+AD4APA-span style+AD0-'font-size:6.0pt+ADs-font-family:+ACI-Times New Roman+ACI-'+AD4-12+ACUAPA-o:p+AD4APA-/o:p+AD4APA-/span+AD4APA-/p+AD4- +ADw-/td+AD4- +ADw-td valign+AD0-top style+AD0-'border-top:none+ADs-border-left:none+ADs-border-bottom:solid black .5pt+ADs- border-right:solid black .5pt+ADs-background:+ACM-DFDFDF+ADs-padding:0in .1in 0in .1in'+AD4- +ADw-p align+AD0-right style+AD0-'margin:0in+ADs-margin-bottom:.0001pt+ADs-text-align:right+ADs- line-height:8.0pt'+AD4APA-span style+AD0-'font-size:6.0pt+ADs-font-family:+ACI-Times New Roman+ACI-'+AD4-36+ACUAPA-o:p+AD4APA-/o:p+AD4APA-/span+AD4APA-/p+AD4- +ADw-p align+AD0-right style+AD0-'margin:0in+ADs-margin-bottom:.0001pt+ADs-text-align:right+ADs- line-height:8.0pt'+AD4APA-span style+AD0-'font-size:6.0pt+ADs-font-family:+ACI-Times New Roman+ACI-'+AD4-28+ACUAPA-o:p+AD4APA-/o:p+AD4APA-/span+AD4APA-/p+AD4- +ADw-p align+AD0-right style+AD0-'margin:0in+ADs-margin-bottom:.0001pt+ADs-text-align:right+ADs- line-height:8.0pt'+AD4-+ADw-span style+AD0-'font-size:6.0pt+ADs-font-family:+ACI-Times New Roman+ACI-'+AD4-17+ACUAPA-o:p+AD4APA-/o:p+AD4APA-/span+AD4APA-/p+AD4- +ADw-p align+AD0-right style+AD0-'margin:0in+ADs-margin-bottom:.0001pt+ADs-text-align:right+ADs- line-height:8.0pt'+AD4APA-span style+AD0-'font-size:6.0pt+ADs-font-family:+ACI-Times New Roman+ACI-'+AD4-7+ACUAPA-o:p+AD4APA-/o:p+AD4APA-/span+AD4APA-/p+AD4- +ADw-p align+AD0-right style+AD0-'margin:0in+ADs-margin-bottom:.0001pt+ADs-text-align:right+ADs- line-height:8.0pt'+AD4APA-span style+AD0-'font-size:6.0pt+ADs-font-family:+ACI-Times New Roman+ACI-'+AD4-7+ACUAPA-o:p+AD4APA-/o:p+AD4APA-/span+AD4APA-/p+AD4- +ADw-p align+AD0-right style+AD0-'margin:0in+ADs-margin-bottom:.0001pt+ADs-text-align:right+ADs- line-height:8.0pt'+AD4APA-span style+AD0-'font-size:6.0pt+ADs-font-family:+ACI-Times New Roman+ACI-'+AD4-4+ACUAPA-o:p+AD4APA-/o:p+AD4APA-/span+AD4APA-/p+AD4- +ADw-/td+AD4- +ADw-/tr+AD4- +ADw-/table+AD4- +ADw-p style+AD0-'margin:0in+ADs-margin-bottom:.0001pt+ADs-line-height:7.0pt'+AD4APA-sup+AD4APA-span style+AD0-'font-size:5.0pt+ADs-font-family:+ACI-Times New Roman+ACIAOw-color:black'+AD4-1+ADw-/span+AD4APA-/sup+AD4APA-span style+AD0-'font-size:5.0pt+ADs-font-family:+ACI-Times New Roman+ACIAOw-color:black'+AD4- The final collateral will be a subset of the mortgage loans used to determine the information under the Collateral Description.+ADw-o:p+AD4APA-/o:p+AD4APA-/span+AD4APA-/p+AD4- +ADw-p style+AD0-'margin:0in+ADs-margin-bottom:.0001pt+ADs-line-height:7.0pt'+AD4APA-sup+AD4APA-span style+AD0-'font-size:5.0pt+ADs-font-family:+ACI-Times New Roman+ACIAOw-color:black'+AD4-2+ADw-/span+AD4APA-/sup+AD4APA-span style+AD0-'font-size:5.0pt+ADs-font-family:+ACI-Times New Roman+ACIAOw-color:black'+AD4- This represents the number of mortgage loans contributing all or part of their cash flow to the respective track. +ACY-nbsp+ADs-The total number of mortgage loans is 1,011 and the total principal balance is approximately +ACQ-446,150,000. +ADw-o:p+AD4APA-/o:p+AD4APA-/span+AD4APA-/p+AD4- +ADw-p style+AD0-'margin:0in+ADs-margin-bottom:.0001pt+ADs-line-height:7.0pt'+AD4APA-sup+AD4APA-span style+AD0-'font-size:5.0pt+ADs-font-family:+ACI-Times New Roman+ACIAOw-color:black'+AD4-3+ADw-/span+AD4APA-/sup+AD4APA-span style+AD0-'font-size:5.0pt+ADs-font-family:+ACI-Times New Roman+ACIAOw-color:black'+AD4- This represents the average original principal balance of mortgage loans contributing all or part of their cash flow to the respective track.+ADw-o:p+AD4APA-/o:p+AD4APA-/span+AD4APA-/p+AD4- +ADw-p style+AD0-'margin:0in+ADs-margin-bottom:.0001pt+ADs-line-height:7.0pt'+AD4APA-sup+AD4APA-span style+AD0-'font-size:5.0pt+ADs-font-family:+ACI-Times New Roman+ACIAOw-color:black'+AD4-4 +ADw-/span+AD4APA-/sup+AD4APA-span style+AD0-'font-size:5.0pt+ADs-font-family:+ACI-Times New Roman+ACIAOw-color:black'+AD4-Totals may not sum to 100+ACU- due to rounding.+ADw-o:p+AD4APA-/o:p+AD4APA-/span+AD4APA-/p+AD4- +ADw-p style+AD0-'margin:0in+ADs-margin-bottom:.0001pt+ADs-line-height:12.0pt'+AD4APA-span style+AD0-'font-size:5.0pt+ADs-font-family:+ACI-Times New Roman+ACIAOw-color:black'+AD4APAAhAFs-if +ACE-supportEmptyParas+AF0APgAm-nbsp+ADsAPAAhAFs-endif+AF0APgA8-o:p+AD4APA-/o:p+AD4APA-/span+AD4APA-/p+AD4- +ADw-p style+AD0-'margin:0in+ADs-margin-bottom:.0001pt+ADs-line-height:12.0pt'+AD4APA-span style+AD0-'font-size:5.0pt+ADs-font-family:+ACI-Times New Roman+ACIAOw-color:black'+AD4APAAhAFs-if +ACE-supportEmptyParas+AF0APgAm-nbsp+ADsAPAAhAFs-endif+AF0APgA8-o:p+AD4APA-/o:p+AD4APA-/span+AD4APA-/p+AD4- +ADw-p style+AD0-'margin:0in+ADs-margin-bottom:.0001pt+ADs-line-height:12.0pt'+AD4APA-span style+AD0-'font-size:5.0pt+ADs-font-family:+ACI-Times New Roman+ACIAOw-color:black'+AD4APAAhAFs-if +ACE-supportEmptyParas+AF0APgAm-nbsp+ADsAPAAhAFs-endif+AF0APgA8-o:p+AD4APA-/o:p+AD4APA-/span+AD4APA-/p+AD4- +ADw-p style+AD0-'margin-top:0in+ADs-margin-right:0in+ADs-margin-bottom:1.15pt+ADs-margin-left: 0in+ADs-line-height:6.5pt'+AD4APA-span style+AD0-'font-size:4.5pt+ADs-font-family:+ACI-Times New Roman+ACIAOw- color:black'+AD4-This material is for your private information and we are not soliciting any action based upon it. +ACY-nbsp+ADs-This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. +ACY-nbsp+ADs-Neither the issuer of the certificates nor Goldman, Sachs +ACY-amp+ADs- Co., nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. +ACY-nbsp+ADs-By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. +ACY-nbsp+ADs-The information contained in this material may not pertain to any securities that will actually be sold. +ACY-nbsp+ADs-The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. +ACY-nbsp+ADs-We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. +ACY-nbsp+ADs-We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). +ACY-nbsp+ADs-This material may be filed with the Securities and Exchange Commission (the +IBw-SEC+IB0-) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. +ACY-nbsp+ADs-Information contained in this material is current as of the date appearing on this material only. +ACY-nbsp+ADs-Information in this material regarding the securities and the assets backing any securities discussed herein supersedes all prior information regarding such securities and assets. +ACY-nbsp+ADs-Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, is preliminary and will be superseded by the applicable prospectus supplement and any other information subsequently +ADw-o:p+AD4APA-/o:p+AD4APA-/span+AD4APA-/p+AD4- +ADw-p class+AD0-MsoNormal align+AD0-center style+AD0-'text-align:center+ADs-line-height:12.0pt'+AD4APA-span style+AD0-'font-size:10.0pt+ADs-color:black'+AD4APAAhAFs-if +ACE-supportEmptyParas+AF0APgAm-nbsp+ADsAPAAhAFs-endif+AF0APgA8-o:p+AD4APA-/o:p+AD4APA-/span+AD4APA-/p+AD4- +ADw-p style+AD0-'margin-top:0in+ADs-margin-right:0in+ADs-margin-bottom:1.15pt+ADs-margin-left: 0in+ADs-line-height:6.5pt'+AD4APA-span style+AD0-'font-size:4.5pt+ADs-font-family:+ACI-Times New Roman+ACIAOw- color:black'+AD4-filed with the SEC. +ACY-nbsp+ADs-The information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by Goldman, Sachs +ACY-amp+ADs- Co. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind. Further information regarding this material may be obtained upon request.+ADw-o:p+AD4APA-/o:p+AD4APA-/span+AD4APA-/p+AD4- +ADw-p style+AD0-'margin:0in+ADs-margin-bottom:.0001pt+ADs-line-height:6.5pt'+AD4APA-span style+AD0-'font-size:4.5pt+ADs-font-family:+ACI-Times New Roman+ACIAOw-color:black'+AD4-This material is furnished to you solely by Goldman, Sachs +ACY-amp+ADs- Co., acting as underwriter and not as agent of the issuer.+ADw-o:p+AD4APA-/o:p+AD4APA-/span+AD4APA-/p+AD4- +ADw-/div+AD4- +ADw-/body+AD4- +ADw-/html+AD4-